PROSPECTUS

Federated Managed Allocation Portfolios
(formerly, Managed Series Trust)


Federated Managed Income Portfolio (formerly, Federated Managed Income Fund)

Federated Managed Conservative Growth Portfolio (formerly, Federated Managed Growth and Income Fund)

Federated Managed Moderate Growth Portfolio (formerly, Federated Managed Growth
Fund)

Federated Managed Growth Portfolio (formerly, Federated Managed Aggressive Growth Fund)


INSTITUTIONAL SHARES

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS
Risk/Return Summary                                              1
What are the Funds' Fees and Expenses?                           7
What are the Funds' Investment Strategies                       11
What are the Principal Securities in Which the Funds Invest?    14
What are the Specific Risks of Investing in the Funds?          18
What do Shares Cost?                                            21
How are the Funds Sold?                                         21
How to Purchase Shares                                          22
How to Redeem Shares                                            23
Account and Share Information                                   24
Who Manages the Funds?                                          26
Financial Information                                           29

----------------------
|                    |
|  NOT FDIC INSURED  |
|                    |
|  MAY LOSE VALUE    |
|                    |
|  NO BANK GUARANTEE |
|--------------------|


JANUARY 31, 2000




Risk/Return Summary


WHAT IS EACH FUND'S INVESTMENT OBJECTIVE?

Fund                                     Objective
Federated Managed          To seek total return with an
 Income Portfolio          emphasis on income and potential for
 ("FMIP")                  capital appreciation
Federated Managed          To seek total return with an
 Conservative Growth       emphasis on income and
 Portfolio ("FMCGP")       capital appreciation
Federated Managed          To seek capital appreciation with
 Moderate Growth           income as a secondary objective
 Portfolio ("FMMGP")
Federated Managed          To seek capital appreciation
 Growth Portfolio
 ("FMGP")

While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the investment strategies and policies described in this prospectus.

WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?


The Funds invest in diversified portfolios which are allocated among several categories of equity and fixed income securities. The Adviser manages the Funds based on the view that the investment performance of each Fund's portfolio over the long term depends primarily on the fact that the portfolio consists of securities from multiple categories. Of secondary importance to each Fund's performance is allocation of the portfolio among asset categories in response to market conditions and the selection of securities within asset categories. Therefore, each Fund pursues its investment objective in the following manner:

 . by setting ranges regarding the percentage of a Fund's portfolio assets which will be invested in each asset category;

 . by allocating each Fund's portfolio among asset categories within those defined ranges; and

 .  by actively selecting securities within each of the asset categories.

     The Funds will each allocate their portfolios within the following ranges of equity and fixed income securities:

Asset Category         FMIP Range      FMCGP Range     FMMGP Range      FMGP Range
Equity                    5%-25%         30%-50%         50%-70%          70%-90%
 Securities
Fixed Income             75%-95%         50%-70%         30%-50%          10%-30%
 Securities


The Funds will further allocate portfolios among the following asset categories, in such proportions as the Adviser from time-to-time determines, consistent with the long-term ranges set by it: a Fund's equity portfolio will be allocated among large company stocks, small company stocks and foreign stocks; and a Fund's fixed income portfolio will be allocated among U.S. government securities, mortgage-backed securities, investment grade corporate debt, non-investment grade corporate debt ("junk bonds") and foreign fixed income securities. A Fund may lengthen or shorten the duration of its fixed income portfolio from time to time based on its interest rate outlook, but the Funds have no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Funds. The primary factors that may reduce the Funds' returns include:

 . Stock Market Risks. The value of equity securities in a Fund's portfolio will fluctuate and, as a result, a Fund's share price may decline suddenly or over a sustained period of time.

 . Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.

 . Credit Risks. There is a possibility that issuers of securities in which a Fund may invest may default in the payment of interest or principal on the securities when due, which could cause a Fund to lose money.

 . Currency Risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which a Fund invests are more volatile than prices of securities traded exclusively in the U.S.

 . Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Funds will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities.

 . Call Risks. A Fund's performance may be adversely affected by the possibility that an issuer of a security held by a Fund may redeem the security prior to maturity at a price below its current market value.

 . Sector Risks. Because the Funds may allocate relatively more assets to certain industry sectors than to others, the Funds' performance may be more susceptible to any developments which affect those sectors emphasized by the Funds.

 . Liquidity Risks. The non-investment grade securities and complex CMOs in which the Funds invest may be less readily marketable and may be subject to greater fluctuation in price than other securities.

 . Risks Related to Company Size. Because the smaller companies in which the Funds may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

 . Risks Associated with Noninvestment Grade Securities. A Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment grade securities.

 . Risks of Foreign Investing. Because the Funds invest in securities issued by foreign companies, a Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.


Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



Risk/Return Bar Chart and Table
Federated Managed Income Portfolio

The graphic presentation displayed here consists of a bar chart representing the annual total returns of Institutional Shares as of the calendar year-end for each of five years.

The `y' axis
reflects the
"% Total
Return"
beginning
with "0%" and
increasing in
increments of
4% up to 16%.

The `x' axis
represents
calculation
periods from the earliest first full calendar year-end of the Institutional Shares start of business through the calendar year ended December 31, 1999. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Institutional Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through1999. The percentages noted are: 15.69%, 5.56%, 10.49%, 9.95% and 0.32%.


The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-end basis.

The Fund's Institutional Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

Within the period shown in the Chart, the Fund's Institutional Shares highest quarterly return was 5.24% (quarter ended March 31, 1998). Its lowest quarterly return was (0.81%) (quarter ended September 30, 1999).

Average Annual Total Return Table

The following table represents the Fund's Institutional Shares Average Annual Total Returns for the calendar periods ended December 31, 1999. The table shows the Fund's Institutional Shares total returns averaged over a period of years relative to the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI), broad-based market indexes, and the Lipper Balanced Funds Average (LBFA), an average of funds with similar investment objectives. Total returns for the indexes and average shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.


Calendar           Institutional        S&P 500         LBGCBI         LBFA
Period             Shares
1 Year             0.32%                21.05%          0.39%         8.73%
5 Years            8.28%                28.56%          7.10%        16.24%
Start of           7.53%                25.72%          6.46%        14.54%
 Performance/1/


1 The Fund's Institutional Shares start of performance date was May 25, 1994.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.



Risk/Return Bar Chart and Table
Federated Managed Conservative Growth Portfolio

The graphic
presentation
displayed here
consists of a bar chart representing the annual total returns of Institutional Shares as of the calendar year-end for each of five years.

The `y' axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 4% up to 20%.

The `x' axis
represents
calculation
periods from the earliest first full calendar year-end of the Institutional Shares start of business through the calendar year ended December 31, 1999. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Institutional Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through1999. The percentages noted are: 19.79%, 6.34%, 12.99%, 12.43% and 5.16%.


The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-end basis.

The Fund's Institutional Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

Within the period shown in the Chart, the Fund's Institutional shares highest quarterly return was 7.16% (quarter ended December 31, 1998). Its lowest quarterly return was (2.50%) (quarter ended September 30, 1999).

Average Annual Total Return Table

The following table represents the Fund's Institutional Shares Average Annual Total Returns for the calendar periods ended December 31, 1999. The table shows the Fund's Institutional Shares total returns averaged over a period of years relative to the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI), broad-based market indexes, and the Lipper Balanced Funds Average (LBFA), an average of funds with similar investment objectives. Total returns for the indexes and average shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.


Calendar           Institutional        S&P 500         LBGCBI          LBFA
 Period                Shares
1 Year                      5.16%          21.05%          0.39%          8.73%
5 Years                    11.22%          28.56%          7.10%         16.24%
Start of                   10.07%          25.72%          6.46%         14.54%
 Performance/1/


1 The Fund's Institutional Shares start of performance date was May 25, 1994.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.


Risk/Return Bar Chart and Table
Federated Managed Moderate Growth Portfolio

The graphic
presentation
displayed here
consists of a bar chart representing the annual total returns of Institutional Shares as of the calendar year-end for each of five years.

The `y' axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 5% up to 25%.

The `x' axis
represents
calculation
periods from the earliest first full calendar year-end of the Institutional Shares start of business through the calendar year ended December 31, 1999. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Institutional Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through1999. The percentages noted are: 22.26%, 10.50%, 14.29%, 13.75% and
12.83%.



The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-end basis.

The Fund's Institutional Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

Within the period shown in the Chart, the Fund's Institutional Shares highest quarterly return was 12.01% (quarter ended December 31, 1998). Its lowest quarterly return was (7.13%) (quarter ended September 30, 1998).

Average Annual Total Return Table

The following table represents the Fund's Institutional Shares Average Annual Total Returns for the calendar periods ended December 31, 1999. The table shows the Fund's Institutional Shares total returns averaged over a period of years relative to the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI), broad-based market indexes, and the Lipper Balanced Funds Average (LBFA), an average of funds with similar investment objectives. Total returns for the indexes and average shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.


Calendar Period     Institutional       S&P 500         LBGCBI         LBFA
                        Shares
1 Year                12.83%            21.05%          0.39%         8.73%
5 Years               14.66%            28.56%          7.10%        16.24%
Start of              13.09%            25.72%          6.46%        14.54%
 Performance/1/

1 The Fund's Institutional Shares start of performance date was May 25, 1994.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

Risk/Return Bar Chart and Table
Federated Managed Growth Portfolio

The graphic
presentation
displayed here
consists of a bar chart representing the annual total returns of Institutional Shares as of the calendar year-end for each of five years.

The `y' axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 5% up to 25%.

The `x' axis
represents
calculation
periods from the earliest first full calendar year-end of the Institutional Shares start of business through the calendar year ended December 31, 1999. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Institutional Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through1999. The percentages noted are: 22.25%, 12.35%, 14.90%, 15.77% and
17.32%.


The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-end basis.

The Fund's Institutional Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

Within the period shown in the Chart, the Fund's Institutional Shares highest quarterly return was 15.71% (quarter ended December 31, 1998). Its lowest quarterly return was (10.37%) (quarter ended September 30, 1998).

Average Annual Total Return Table

The following table represents the Fund's Institutional Shares Average Annual Total Returns for the calendar periods ended December 31, 1999. The table shows the Fund's Institutional Shares total returns averaged over a period of years relative to the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI), broad-based market indexes, and the Lipper Balanced Funds Average (LBFA), an average of funds with similar investment objectives. Total returns for the indexes and average shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.


Calendar           Institutional        S&P 500         LBGCBI          LBFA
 Period                Shares
1 Year                17.32%            21.05%          0.39%          8.73%
5 Years               16.47%            28.56%          7.10%         16.24%
Start of              14.67%            25.72%          6.46%         14.54%
 Performance/1/

1 The Fund's Institutional Shares start of performance date was May 25, 1994.

Past performance is no guarantee of future results This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.



What are the Fund's Fees and Expenses?

FEDERATED MANAGED INCOME PORTFOLIO

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.


Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price)                                           None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as
applicable)        None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of
offering price).     None
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                             None
Exchange
Fee
None

Annual Fund Operating Expenses (Before Waivers)/1/
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management
Fee/2/
0.75%
Distribution (12b-1)
Fee                                                                                                       None
Shareholder Services
Fee/3/                                                                                                    0.25%
Other
Expenses
0.34%
Total Annual Fund Operating
Expenses                                                                                           1.34%

1 Although not contractually obligated to do so, the adviser and shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 1999.

Total Waiver of Fund
Expenses                                                                                                  0.54%
Total Annual Operating Expenses (after
waivers)                                                                                0.80%

2 The adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund's Institutional Shares (after the voluntary waiver) was 0.41% for the fiscal year ended November 30, 1999.

3 The shareholder services provider voluntarily waived a portion of the shareholder services fee. The shareholder services provider can terminate this voluntary waiver at any time. The shareholder services fee paid by the Fund's Institutional Shares (after the voluntary waiver) was 0.05% for the fiscal year ended November 30, 1999.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 Year                                                   $    136
 3 Years                                                  $    425
 5 Years                                                  $    734
10 Years                                                  $  1,613


What are the Fund's Fees and Expenses?

FEDERATED MANAGED CONSERVATIVE GROWTH PORTFOLIO

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.


Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) None Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption None
 proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
 Distributions) (as a None percentage of offering price).
Redemption Fee (as a percentage of amount redeemed, if applicable)                                            None
Exchange Fee                                                                                                  None

Annual Fund Operating Expenses (Before Waivers)/1/
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee
0.75%
Distribution (12b-1) Fee                                                                                      None
Shareholder Services Fee/2/
0.25%
Other Expenses
0.24%
Total Annual Fund Operating Expenses
1.24%

1 Although not contractually obligated to do so, the shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 1999.

Total Waiver of Fund Expenses
0.20%
Total Annual Operating Expenses (after waivers)
1.04%

2 The shareholder services provider voluntarily waived a portion of the shareholder services fee. The shareholder services provider can terminate this voluntary waiver at any time. The shareholder services fee paid by the Fund's Institutional Shares (after the voluntary waiver) was 0.05% for the fiscal year ended November 30, 1999.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                    $    126
3 Years                                                   $    393
5 Years                                                   $    681
10 Years                                                  $  1,500


What are the Fund's Fees and Expenses?

FEDERATED MANAGED MODERATE GROWTH PORTFOLIO

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.


Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption
None
 proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage
None
 of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)
None
Exchange Fee
None

Annual Fund Operating Expenses (Before Waivers)/1/
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee
0.75%
Distribution (12b-1) Fee
None
Shareholder Services Fee/2/
0.25%
Other Expenses
0.26%
Total Annual Fund Operating Expenses
1.26%

1 Although not contractually obligated to do so, the shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 1999.

Total Waiver of Fund Expenses
0.20%
Total Annual Operating Expenses (after waivers)
1.06%

2 The shareholder services provider voluntarily waived a portion of the shareholder services fee. The shareholder services provider can terminate this voluntary waiver at any time. The shareholder services fee paid by the Fund's Institutional Shares (after the voluntary waiver) was 0.05% for the fiscal year ended November 30, 1999.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                    $    128
3 Years                                                   $    400
5 Years                                                   $    692
10 Years                                                  $  1,523



What are the Fund's Fees and Expenses?

FEDERATED MANAGED GROWTH PORTFOLIO

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.


Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                         None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption               None
 proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a                  None
 percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)                                           None
Exchange Fee                                                                                                 None

Annual Fund Operating Expenses (Before Waivers)/1/
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee/2/                                                                                            0.75%
Distribution (12b-1) Fee                                                                                    None
Shareholder Services Fee/3/                                                                                  0.25%
Other Expenses                                                                                               0.37%
Total Annual Fund Operating Expenses                                                                         1.37%

1 Although not contractually obligated to do so, the adviser and shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 1999.

Total Waiver of Fund Expenses
0.22%
Total Annual Operating Expenses (after waivers)
1.15%

2 The adviser voluntarily waived a portion of the management fee. The adviser can terminate the voluntary waiver at any time. The management fee paid by the Fund's Institutional Shares (after the voluntary waiver) was 0.73% for the fiscal year ended November 30, 1999.

3 The shareholder services provider voluntarily waived a portion of the shareholder services fee. The shareholder services provider can terminate this voluntary waiver at any time. The shareholder services fee paid by the Fund's Institutional Shares (after the voluntary waiver) was 0.05% for the fiscal year ended November 30, 1999.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                                                    $      139
3 Years                                                   $      434
5 Years                                                   $      750
10 Years                                                  $    1,646


What are the Funds' Investment Strategies?

Each Fund will primarily invest in two types of assets: equities and fixed income, as follows:


 . FMIP will invest 5%-25% of its assets in equity securities, and 75%-95% of its assets in fixed income securities;

 . FMCGP will invest 30%-50% of its assets in equity securities, and 50%-70% of its assets in fixed income securities;

 . FMMGP will invest 50%-70% of its assets in equity securities, and 30%-50% of its assets in fixed income securities; and

 . FMGP will invest 70%-90% of its assets in equity securities, and 10%-30% of its assets in fixed income securities.

The Adviser manages the Funds based on the view that the investment of each Fund's portfolio over the long term depends primarily on the fact that the portfolio consists of securities from multiple asset categories ("Asset Categories") which include, with respect to a Fund's equity portfolio, the following: large company stocks, small company stocks and foreign stocks; and with respect to a Fund's fixed income portfolio, the following: U.S. government securities, mortgage-backed securities, investment- grade corporate debt, non-investment grade corporate debt ("junk bonds") and foreign fixed income securities.

  Of secondary importance to each Fund is the allocation of the portfolio's assets among the Asset Categories in response to market conditions, and the selection of securities within Asset Categories.

 Therefore, each Fund pursues its investment objective in the following manner:

 . by setting ranges regarding the percentage of a Fund's portfolio assets which will be invested in each Asset Category;

 . by allocating each Fund's portfolio assets among Asset Categories within those defined ranges; and

 .  by actively selecting securities within each of the Asset Categories.

     The Adviser will regularly review each Fund's allocation among Asset Categories. The Adviser will attempt to exploit price inefficiencies among the various Asset Categories. For example, the Adviser may move an Asset Category to its upper limit if the Adviser expects that category to offer superior returns relative to other Asset Categories. Likewise, the Adviser may move the Asset Category to its lower limit if the Adviser believes that category is overvalued relative to the other Asset Categories.

  The selection of portfolio securities involves an approach specific to each Asset Category. The approach for each category is summarized as follows:

LARGE COMPANY STOCKS


With regard to the portion of each Fund's portfolio allocated to large company stocks, each Fund pursues its investment objective by investing in common stock of companies with large market capitalizations. Large market capitalization companies are those which are the 1,000 companies with the largest market capitalization. Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Adviser invests in companies that offer growth prospects or in companies whose stock is undervalued. Using its own quantitative process, the Adviser rates the future performance potential of companies. The Adviser identifies under-valued companies based on valuation models which identify companies trading at low valuation relative to their history, to the market, or to their expected future growth. The Adviser also invests in companies which may not be undervalued, but which offer growth prospects based upon an evaluation of the sustainability of current growth trends. In addition to these factors, the Adviser looks at recent stock price performance and the direction of current fiscal year earnings estimates.


SMALL COMPANY STOCKS

With regard to the portion of each Fund's portfolio allocated to small company stocks, each Fund pursues its investment objective by investing at least 65% of the allocation in equity securities of companies that fall within the market capitalization range of the S&P 600 Small Cap Index (Index). Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Adviser invests in companies that offer growth prospects or in companies whose stock is undervalued. Using its own quantitative process, the Adviser rates the future performance potential of companies. The Adviser evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. The Adviser then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, the Adviser selects the most promising companies for a Fund's portfolio.

  Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, the Adviser attempts to limit a Fund's exposure to each business sector that comprises the Index. A Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector.

  The Funds may buy securities in initial public offerings. The Funds will participate in such offerings without regard to the issuer's market capitalization. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.


FOREIGN STOCKS

With regard to the portion of each Fund's portfolio allocated to foreign stocks, each Fund pursues its investment objective by investing the allocation in equity securities of companies based outside the United States. The Adviser manages the Funds based on the view that international equity markets are inefficient at pricing securities and that careful security selection offers the best potential for superior long-term investment returns. Selection of industry and country are secondary considerations.

  Using its own quantitative process, the Adviser ranks the future performance potential of companies. The Adviser evaluates each company's earnings potential in light of its current valuation to narrow the list of attractive companies. The Adviser then evaluates management quality and may meet with company representatives, company suppliers, customers, or competitors. The Adviser also reviews the company's financial statements and forecasts of earnings. Based on this information, the Adviser evaluates the sustainability of the company's current growth trends and potential catalysts for increased growth. Using this type of fundamental analysis, the Adviser selects the most promising companies for the Funds' portfolios.

U.S. GOVERNMENT SECURITIES

U.S. government securities consist of treasury securities and non-mortgage backed agency securities. The Adviser invests the U.S. government securities portion of the Funds' portfolios by setting an average duration target for the fixed income portion of each Fund, based upon the Adviser's interest rate outlook from time to time. In constructing a portfolio with a targeted average duration, the Adviser generally uses ongoing relative value analysis to compare current yield differences of securities to their historical and expected yield differences. The Funds have no set duration parameters regarding the U.S. government securities which it purchases.


MORTGAGE BACKED SECURITIES

Mortgage backed securities generally offer higher yields than comparable non-mortgage backed government securities. The extra yield compensates for prepayment risk. The Adviser attempts to manage prepayment risk by selecting mortgage backed securities with characteristics that make prepayment risk less likely. Characteristics that the Adviser may consider in selecting mortgage backed securities include the interest rate formulas of the underlying mortgages, the index upon which the mortgage rate is based, the length of time the mortgages have been outstanding, and the prior prepayment history of the mortgages.

  The Funds may invest in mortgage-backed securities primarily by investing in another mutual fund (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other mutual fund is managed independently of the Funds and may incur administrative expenses. Therefore, any such investment by the Funds may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Funds may also invest in such securities directly.

INVESTMENT GRADE CORPORATE DEBT

With regard to the allocation in domestic corporate fixed income securities, the Adviser allocates investments among industries and adjusts the credit quality of the portfolio by analyzing current economic and securities market conditions, particularly changes in interest rates and expected trends in corporate earnings. These factors also guide the selection of maturity and duration of portfolio securities, but the Funds have no set maturity or duration parameters regarding the securities which it purchases. Duration measures the price sensitivity of a fixed income security to changes in interest rates. In selecting a portfolio security, the Adviser analyzes the business, competitive position, and financial condition of the issuer to assess whether the security's risk is commensurate with its potential return.


NON-INVESTMENT GRADE CORPORATE DEBT

The Funds will invest in noninvestment grade securities primarily by investing in another mutual fund (which is not available for general investment by the public) advised by an affiliate of the Adviser. The other mutual fund is managed independently of the Funds and may incur administrative expenses. Therefore, any such investment by the Funds may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Funds may also invest directly in noninvestment grade securities. Although the selection of noninvestment grade domestic corporate securities involves the same factors as investment grade securities, the Adviser gives greater emphasis to its analysis of the issuer. The Funds have no set maturity or duration parameters regarding the securities which it purchases.


FOREIGN FIXED INCOME SECURITIES

With regard to the allocation to foreign fixed income securities, each Fund pursues its objective by investing primarily in fixed income securities of foreign governments and their agencies which are members of the Organization for Economic Cooperation and Development.

  The Adviser manages the foreign fixed income allocation to maintain an average AA rating of its portfolio securities. The Adviser uses the J.P. Morgan Global Traded Index Excluding U.S. Index (Global Index) as a starting point for selecting the foreign fixed income portfolio securities. The Adviser looks for opportunities to enhance each Fund's performance by diverging from the Global Index. Such opportunities may cause the Adviser to weight the portfolio differently than the Global Index or to buy securities not represented in the Index. Under ordinary market conditions, however, the duration of the portfolio securities does not deviate more than 25% from the duration of the Global Index. No more than 25% of the foreign fixed income allocation will be invested in any one country. The Funds also intend to invest at least 50% of the foreign fixed income allocation in securities that have received ratings in the two highest rating categories or unrated securities that the Adviser considers of comparable quality.

  The Adviser weighs several factors in selecting investments for the foreign fixed income portfolio. First, the Adviser analyzes a country's general economic condition and outlook, including its interest rates, foreign exchange rates and trade balance. The Adviser then analyzes the country's financial condition, including its credit ratings, government budget, tax base, outstanding public debt and the amount of public debt held outside the country. In connection with this analysis, the Adviser also considers how developments in other countries in the region or the world might affect these factors.

  Using its analysis, the Adviser tries to identify countries with favorable characteristics, such as a strengthening economy, favorable inflation rate, sound budget policy or strong public commitment to repay government debt. The Adviser then evaluates available foreign fixed income investments in these countries based upon its outlook for interest and foreign exchange rates. The Adviser tries to select securities that offer the best potential returns consistent with its general portfolio strategy.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the Funds' portfolio securities to decline in value, the Funds may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Funds may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Funds' ability to hedge may be limited by the costs of the derivatives contracts. The Funds may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Funds.

PORTFOLIO TURNOVER

Each Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause a Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases a Fund's trading costs and may have an adverse impact on a Fund's performance.

What are the Principal Securities in Which the Funds Invest?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the type of equity security in which the Funds principally invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

  The following describes the types of fixed income securities in which the Funds principally invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

  The Funds treat mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Funds may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment.

MORTGAGE BACKED SECURITIES

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

  Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.


SEQUENTIAL CMOS

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACS, TACS AND COMPANION CLASSES

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOS AND POS

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. POs tend to increase in value when interest rates decline (and prepayments increase) making POs a useful hedge against interest rate risk. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z CLASSES

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments.


SPECIAL TRANSACTIONS

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

TO BE ANNOUNCED SECURITIES (TBAS)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

DOLLAR ROLLS

Dollar rolls are transactions where the Funds sell mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate risks and credit risks.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

 . it is organized under the laws of, or has a principal office located in, another country;

 .  the principal trading market for its securities is in another country; or

 . it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

  Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

  For example, the Funds could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Funds from closing out a position. If this happens, the Funds will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Funds by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

  The Funds may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Funds and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

  Depending upon how the Funds use derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Funds' exposure to interest rate and currency risks, and may also expose the Funds to liquidity and leverage risks. OTC contracts also expose the Funds to credit risks in the event that a counterparty defaults on the contract.

 The Funds may trade in the following types of derivative contracts.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

  The Funds may buy or sell forward foreign currency exchange contracts, interest rate futures contracts and stock index futures to accommodate cash flows and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

What are the Specific Risks of Investing in the Funds?

STOCK MARKET RISKS

The value of equity securities in each Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund's share price may decline.

  The Adviser attempts to manage market risk by limiting the amount each Fund invests in each company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Funds will lose money.

  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Adviser's credit assessment.

  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

  Credit risk includes the possibility that a party to a transaction involving the Funds will fail to meet its obligations. This could cause the Funds to lose the benefit of the transaction or prevent the Funds from selling or buying other securities to implement their investment strategies.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

  The Adviser attempts to manage currency risk by limiting the amount the Funds invest in securities denominated in a particular currency. However, diversification will not protect the Funds against a general increase in the value of the U.S. dollar relative to other currencies.

CALL AND PREPAYMENT RISKS

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

  If a fixed income security is called, the Funds may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

  Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

  For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

  Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

  Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or as the market as a whole. As the Adviser allocates more of a Fund's portfolio holdings to a particular sector, a Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

LIQUIDITY RISKS

Trading opportunities are more limited for securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Funds may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Funds' performance. Infrequent trading of securities may also lead to an increase in their price volatility.

  Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

  Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Funds and their Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund's investments.

What do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When a Fund receives your transaction request in proper form (as described in the prospectus), it is processed at the next calculated net asset value
(NAV). If a Fund purchases foreign securities that trade in foreign markets on days the NYSE is closed, the value of a Fund's assets may change on days you cannot purchase or redeem Shares. The Funds do not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Funds generally value equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). The Funds generally value fixed income securities at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service.

  The required minimum initial investment for each Fund is $25,000. There is no required minimum subsequent investment amount.

  An account may be opened with a smaller amount as long as the minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with a Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How are the Funds Sold?

The Funds offer two share classes: Institutional Shares and Select Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. Each share class has different expenses which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other class.

  The Funds' Distributor, Federated Securities Corp., markets the Shares described in this prospectus to individuals and financial institutions.

  The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Funds. The Funds reserve the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

 .  Establish an account with the investment professional; and

 . Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to a Fund on the same day and a Fund receives payment within one business day. You will become the owner of Shares and receive dividends when a Fund receives your payment.

  Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUNDS

 .  Establish your account with a Fund by submitting a completed New Account
   Form; and

 .  Send your payment to a Fund by Federal Reserve wire or check.

     You will become the owner of Shares and your Shares will be priced at the next calculated NAV after a Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by a Fund or Federated Shareholder Services Company, the Funds' transfer agent.

  An institution may establish an account and place an order by calling a Fund and the Shares will be priced at the next calculated NAV after a Fund receives the order.

By Wire

Send your wire to:

 State Street Bank and Trust Company
 Boston, MA
 Dollar Amount of Wire
 ABA Number 011000028
 Attention: EDGEWIRE
 Wire Order Number, Dealer Number or Group Number
 Nominee/Institution Name
 Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

 Federated Shareholder Services Company
 P.O. Box 8600
 Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

 Federated Shareholder Services Company
 1099 Hingham Street
 Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Funds will not accept third- party checks (checks originally payable to someone other than you or The Federated Funds).

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Funds or your investment professional. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARINGHOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

 . through an investment professional if you purchased Shares through an investment professional; or

 .  directly from the Funds if you purchased Shares directly from the Funds.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after a Fund receives the order from your investment professional.

DIRECTLY FROM THE FUNDS

By Telephone

You may redeem Shares by calling the Funds at 1-800-341-7400 once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem Shares by mailing a written request to a Fund. You will receive a redemption amount based on the next calculated NAV after a Fund receives your written request in proper form.

Send requests by mail to:

 Federated Shareholder Services Company
 P.O. Box 8600
 Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

 Federated Shareholder Services Company
 1099 Hingham Street
 Rockland, MA 02370-3317

All requests must include:

 .  Fund Name and Share Class, account number and account registration;

 .  amount to be redeemed; and

 .  signatures of all shareholders exactly as registered.

   Call your investment professional or the Funds if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

 .  your redemption will be sent to an address other than the address of record;

 . your redemption will be sent to an address of record that was changed within the last 30 days; or

 .  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

 . an electronic transfer to your account at a financial institution that is an ACH member; or

 .  wire payment to your account at a domestic commercial bank that is a Federal
   Reserve System member.

Redemption in Kind

Although each Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

 .  to allow your purchase to clear;

 .  during periods of market volatility; or

 . when a shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund if those checks are undeliverable and returned to a Fund.

SYSTEMATIC WITHDRAWAL PROGRAM

You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Funds. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Funds will record your telephone instructions. If the Funds do not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Funds no longer issue share certificates. If you are redeeming Shares represented by certificates previously issued by the Funds, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

Each Fund (except the Income Portfolio) declares and pays any dividends quarterly to shareholders. The Income Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in a Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

  In addition, the Funds pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares unless you elect cash payments.

  If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before a Fund declares a dividend or capital gain. Contact your investment professional or the Funds for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time a Fund holds its assets.

  Fund distributions are expected to be both dividends and capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Funds?

The Board of Trustees governs the Funds. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

  The Adviser has delegated daily management of some of a Fund's assets to the Sub-Adviser, Federated Global Investment Management Corp., who is paid by the Adviser and not by the Funds based on the portion of foreign securities the Sub-Adviser manages. The Sub-Adviser's address is 175 Water Street, New York, NY 10038-4965.

PORTFOLIO MANAGERS

The portfolio managers for the Funds' individual asset categories are as follows:

Name                              Asset Category
(Portfolio Manager since)         Managed                                  Biography
John W. Harris (December          Overall Allocation and Domestic          John W. Harris is a Portfolio Manager
for the
 1998)                            Large Company Stocks                     Funds and performs the overall asset
allocation
                                                                           of the Funds' assets among the various
asset
                                                                           categories. In addition, Mr. Harris is
a
                                                                           manager of the U.S. large company
stocks asset
                                                                           category. He has performed these
duties since
                                                                           December 1998. In allocating the
Funds' assets,
                                                                           Mr. Harris evaluates the market
environment and
                                                                           economic outlook, utilizing the
services of the
                                                                           Adviser's Investment Strategy
Committee. Mr.
                                                                           Harris initially joined Federated in
1987 as an
                                                                           Investment Analyst. He served as an
Investment
                                                                           Analyst and an Assistant Vice
President from
                                                                           1990 through 1992 and as a Senior
Investment
                                                                           Analyst and Vice President through May
1993.
                                                                           After leaving the money management
field to
                                                                           travel extensively, he rejoined
Federated in
                                                                           1997 as a Senior Investment Analyst
and became
                                                                           a Portfolio Manager and Assistant Vice
                                                                           President of the Funds' Adviser in
December
                                                                           1998. In January 2000, Mr. Harris
became Vice
                                                                           President of the Funds' Adviser. Mr.
Harris is
                                                                           a Chartered Financial Analyst. He
received his
                                                                           M.B.A. from the University of
Pittsburgh.
---------------------------------------------------------------------------------------------------------------------------
Michael P. Donnelly (June         Domestic Large Company Stocks            Mr. Donnelly joined Federated in 1989
as an
 1997)                                                                     Investment Analyst. He served as a
Portfolio
                                                                           Manager from 1994 to 1998 and became a
Senior
                                                                           Portfolio Manager in 1998. He was a
Vice
                                                                           President of the Funds' Adviser from
1994 to
                                                                           1999. In May 1999, Mr. Donnelly became
a Senior
                                                                           Vice President of the Funds' Adviser.
Mr.
                                                                           Donnelly is a Chartered Financial
Analyst and
                                                                           received his M.B.A. from the
University of
                                                                           Virginia.
---------------------------------------------------------------------------------------------------------------------------
James E. Grefenstette             Domestic Large Company Stock             Mr. Grefenstette joined Federated in
1992 and
 (August 1994)                                                             has been a Portfolio Manager since
1994. Mr.
                                                                           Grefenstette became a Senior Vice
President of
                                                                           the Funds' Adviser in January 2000. He
served
                                                                           as a Vice President of the Funds'
Adviser from
                                                                           1996 through 1999 and was an Assistant
Vice
                                                                           President of the Funds' Adviser from
1994 until
                                                                           1996. Mr. Grefenstette is a Chartered
Financial
                                                                           Analyst; he received his M.S. in
Industrial
                                                                           Administration from Carnegie Mellon
University.
---------------------------------------------------------------------------------------------------------------------------
Susan M. Nason (Inception)        U.S. Treasury Securities                 Ms. Nason joined Federated in 1987 and
has been
                                                                           a Senior Portfolio Manager and Senior
Vice
                                                                           President of the Funds' Adviser since
1997. Ms.
                                                                           Nason served as a Portfolio Manager
and Vice
                                                                           President of the Funds' Adviser from
1993 to
                                                                           1997. Ms. Nason is a Chartered
Financial
                                                                           Analyst and received herM.S.I.A.
concentrating
                                                                           in Finance from Carnegie Mellon
University.
---------------------------------------------------------------------------------------------------------------------------
Joseph M. Balestrino (March       U.S. Treasury Securities and             Mr. Balestrino joined Federated in
1986 and has
 1995)                            Investment-Grade Corporate Bonds         been a Senior Portfolio Manager and
Senior Vice
                                                                           President of the Funds' Adviser since
1998. He
                                                                           was a Portfolio Manager and a Vice
President of
                                                                           the Funds' Adviser from 1995 to 1998.
                                                                           Mr.Balestrino served as a Portfolio
Manager and
                                                                           an Assistant Vice President of the
Funds'
                                                                           Adviser from 1993 to 1995. Mr.
Balestrino is a
                                                                           Chartered Financial Analyst and
received his
                                                                           Master's Degree in Urban and Regional
Planning
                                                                           from the University of Pittsburgh.
---------------------------------------------------------------------------------------------------------------------------
Kathleen M. Foody-Malus           Mortgage-Backed Securities               Ms. Foody-Malus joined Federated in
1983 and
 (Inception)                                                               has been a Senior Portfolio Manager
since 1996
                                                                           and a Vice President of the Funds'
Adviser
                                                                           since 1993. She was a Portfolio
Manager and a
                                                                           Vice President of the Funds' Adviser
from 1993
                                                                           to 1996. Ms. Foody-Malus received her
M.B.A. in
                                                                           Accounting/Finance from the University
of
                                                                           Pittsburgh.
---------------------------------------------------------------------------------------------------------------------------
Todd A. Abraham (January          Mortgage-Backed Securities               Mr. Abraham joined Federated in 1993
as an
 2000)                                                                     Investment Analyst and served as
Assistant Vice
                                                                           President from 1995 to 1997. Mr.
Abraham has
                                                                           been a Portfolio Manager since 1995
and a Vice
                                                                           President of the Funds' Adviser since
1997.
                                                                           Mr.Abraham served as a Portfolio
Analyst at
                                                                           Ryland Mortgage Co. from 1992 to 1993.
Mr.
                                                                           Abraham is a Chartered Financial
Analyst and
                                                                           received his M.B.A. in Finance from
Loyola
                                                                           College.
---------------------------------------------------------------------------------------------------------------------------
John T. Gentry (July 1997)        Investment Grade Corporate Bonds         Mr. Gentry joined Federated in 1995 as
an
                                                                           Investment Analyst and has been a
Senior
                                                                           Investment Analyst and an Assistant
Vice
                                                                           President of the Funds' Adviser since
1997. Mr.
                                                                           Gentry served as a Senior Treasury
Analyst at
                                                                           Sun Company, Inc. from 1991 to 1995.
Mr. Gentry
                                                                           is a Chartered Financial Analyst and
earned his
                                                                           M.B.A., with concentrations in Finance
and
                                                                           Accounting, from Cornell University.
---------------------------------------------------------------------------------------------------------------------------
Mark. E Durbiano (Inception)      High Yield Corporate Bonds               Mr. Durbiano joined Federated in 1982
and has
                                                                           been a Senior Portfolio Manager and a
Senior
                                                                           Vice President of the Funds' Adviser
since
                                                                           1996.
From 1988 through 1995, Mr.
Durbiano was
                                                                           a Portfolio Manager and a Vice
President of the
                                                                           Funds' Adviser. Mr. Durbiano is a
Chartered
                                                                           Financial Analyst andreceived his
M.B.A. in
                                                                           Finance from the University
ofPittsburgh.
---------------------------------------------------------------------------------------------------------------------------
Robert M. Kowit (November         Foreign Bonds                            Mr. Kowit joined Federated in 1995 as
a Senior
 1995)                                                                     Portfolio Manager and a Vice President
of the
                                                                           Funds' Sub-Adviser. Mr.Kowit served as
a
                                                                           Managing Partner of Copernicus Global
Asset
                                                                           Management from January 1995 through
October
                                                                           1995. From 1990 to 1994, he served as
Senior
                                                                           Vice President/Portfolio Manager of
                                                                           International Fixed Income and Foreign
Exchange
                                                                           for John Hancock Advisers. Mr. Kowit
received
                                                                           his M.B.A. from Iona College with a
                                                                           concentration infinance.
---------------------------------------------------------------------------------------------------------------------------
Micheal W. Casey, Ph. D.          Foreign Bonds                            Mr. Casey joined Federated in 1996 as
a Senior
 (January 1997)                                                            Investment Analyst and an Assistant
Vice
                                                                           President. Mr. Casey currently serves
as a
                                                                           Senior Portfolio Manager and has been
a Vice
                                                                           President of the Sub-Adviser since
1998. Mr.
                                                                           Casey served as an International
Economist and
                                                                           Portfolio Strategist for MariaFiorini
Ramirez
                                                                           Inc. from 1990 to 1996. Mr. Casey
earned a
                                                                           Ph.D. concentrating in economics from
The New

School for Social Research and a M.Sc.
from the
                                                                           London School ofEconomics.
---------------------------------------------------------------------------------------------------------------------------
Aash M. Shah (June 1997)          Domestic Small Company Stocks            Mr. Shah joined Federated in 1993 and
has been
                                                                           a Portfolio Manager and a Vice
President of the
                                                                           Funds' Adviser since January 1997. Mr.
Shah was
                                                                           a Portfolio Manager and served as an
Assistant
                                                                           Vice President of the Adviser from
1995 through
                                                                           1996, and as an Investment Analyst
from 1993 to
                                                                           1995. Mr.Shah received his Masters in
                                                                           Industrial Administration from
Carnegie Mellon
                                                                           University with a concentration
infinance and
                                                                           accounting. Mr. Shah is a Chartered
                                                                           FinancialAnalyst.
---------------------------------------------------------------------------------------------------------------------------
Grant K. McKay (January 2000)     Domestic Small Company Stocks            Mr. McKay joined Federated in 1997 as
an
                                                                           Investment Analyst. He has been an
Assistant
                                                                           Vice President/Senior Investment
Analyst of the
                                                                           Funds' Adviser since 1998. Mr. McKay
worked for
                                                                           PRIMCO Capital Management as a Credit
Research
                                                                           Analyst from 1993 to 1995 and as an
Assistant
                                                                           Portfolio Manager during 1995 and
1996. Mr.
                                                                           McKay is a Chartered Financial
Analyst. He
                                                                           received his M.B.A. with a
concentration in

Finance from the University of Chicago.
---------------------------------------------------------------------------------------------------------------------------
Alexandre de Bethmann             Foreign Stocks                           Mr. de Bethmann joined Federated in
1995 as a
 (November 1995)                                                           Senior Portfolio Manager and a Vice
President
                                                                           of the Funds' Sub-Adviser. Mr. de
Bethmann
                                                                           served as Assistant Vice
President/Portfolio
                                                                           Manager for Japanese and Korean
equities at the
                                                                           College Retirement Equities Fund from
1994
                                                                           to1995. Mr.deBethmann received his
M.B.A. in
                                                                           Finance from Duke University.
---------------------------------------------------------------------------------------------------------------------------
Frank Semack (November 1995)      Foreign Stocks                           Mr. Semack joined Federated in 1995 as
a Senior
                                                                           Portfolio Manager and a Vice President
of the
                                                                           Funds' Sub-Adviser. Mr.Semack served
as an
                                                                           Investment Analyst at Omega Advisers,
Inc. from
                                                                           1993 to 1994. Mr. Semack received his
M.Sc. in
                                                                           economics from the London School of
Economics.
---------------------------------------------------------------------------------------------------------------------------

The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 176 mutual funds and separate accounts, which totaled approximately $125 billion in assets as of December 31, 1999. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.


ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.75% of each Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

  This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' audited financial statements, is included in the Annual Reports.



Financial Highlights-Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Distributions
                                  Net Realized
from Net
                                 and Unrealized
Realized
                                 Gain/(Loss) on
Gain on
                    Net Asset                       Investments,                              Distributions
Investments,
                    Value,             Net          Foreign Currency       Total from         from Net
Foreign Currency
Year Ended          beginning          Investment   Transactions and       Investment         Investment
Transactions and
November 30,        of period          Income       Futures Contracts      Operations         Income
Futures Contracts
Federated Managed Income Portfolio
1995              $ 9.76                0.62         0.78                  1.40
(0.62)                    --
1996              $10.54                0.59         0.12                  0.71
(0.62)                   (0.07)
1997              $10.56                0.60         0.30                  0.90
(0.62)                   (0.07)
1998              $10.77                0.55         0.49                  1.04
(0.55)                   (0.13)
1999/1/           $11.13                0.55        (0.42)                 0.13
(0.54)                   (0.31)
Federated Managed Conservative Growth Portfolio
1995              $ 9.85                0.50         1.28                  1.78
(0.49)                    --
1996              $11.14                0.50         0.41                  0.91
(0.52)                   (0.16)
1997              $11.37                0.49         0.74                  1.23
(0.50)                   (0.12)
1998              $11.98                0.44         0.81                  1.25
(0.46)                   (0.62)
1999/1/           $12.15                0.45         0.14                  0.59
(0.45)                   (0.47)
Federated Managed Moderate Growth Portfolio
1995              $ 9.82                0.40         1.70                  2.10
(0.40)                    --
1996              $11.52                0.41         0.97                  1.38
(0.44)                   (0.23)
1997              $12.23                0.38         1.19                  1.57
(0.40)                   (0.30)
1998              $13.10                0.35         0.92                  1.27
(0.34)                   (0.88)
1999/1/           $13.15                0.35         1.00                  1.35
(0.35)                   (0.60)
Federated Managed Growth Portfolio
1995              $ 9.82                0.35         1.77                  2.12
(0.33)                   (0.02)
1996              $11.59                0.33         1.24                  1.57
(0.38)                   (0.26)
1997              $12.52                0.30         1.43                  1.73
(0.31)                   (0.36)
1998              $13.58                0.23         1.22                  1.45
(0.22)                   (0.69)
1999/1/           $14.12                0.22         1.75                  1.97
(0.20)                   (0.72)

1 For the year ended November 30, 1999, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


                                                           Ratios to Average Net Assets
                      Net Asset                  -------------------------------------------------
                      Value,                                    Net                                    Net
Assets,     Portfolio
Total                 end of      Total                         Investment        Expense Waiver/      end of
period   Turnover
Distributions         period      Return/2/      Expenses       Income            Reimbursement/3/     (000
omitted)   Rate
(0.62)                 $10.54      14.74%        0.75%          6.26%             1.06%                 $
50,852        165%
(0.69)                 $10.56       6.98%        0.80%          5.72%             0.80%                 $
67,122        164%
(0.69)                 $10.77       8.88%        0.80%          5.63%             0.70%                 $
71,058         99%
(0.68)                 $11.13      10.06%        0.80%          5.09%             0.62%                 $
81,421        122%
(0.85)                 $10.41       1.22%        0.80%          5.21%             0.54%                 $
86,919         95%

(0.49)                 $11.14      18.51%        1.00%          5.10%             0.55%
$103,715        157%
(0.68)                 $11.37       8.54%        1.05%          4.72%             0.31%
$156,635        154%
(0.62)                 $11.98      11.25%        1.05%          4.27%             0.25%
$164,728        130%
(1.08)                 $12.15      11.19%        1.08%          3.77%             0.20%
$178,521        117%
(0.92)                 $11.82       5.11%        1.04%          3.78%             0.20%
$151,961         94%

(0.40)                 $11.52      21.79%        1.00%          4.29%             0.76%                 $
68,313        106%
(0.67)                 $12.23      12.54%        1.05%          3.77%             0.40%
$136,255         95%
(0.70)                 $13.10      13.39%        1.05%          3.07%             0.26%
$163,519        136%
(1.22)                 $13.15      10.56%        1.07%          2.67%             0.20%
$173,514        111%
(0.95)                 $13.55      11.00%        1.06%          2.69%             0.20%
$168,702        113%

(0.35)                 $11.59      21.96%        1.00%          3.42%             1.71%                 $
25,611        139%
(0.64)                 $12.52      14.13%        1.05%          2.96%             0.88%                 $
49,715         86%
(0.67)                 $13.58      14.40%        1.05%          2.27%             0.52%                 $
76,271        115%
(0.91)                 $14.12      11.34%        1.12%          1.66%             0.33%                 $
88,113        123%
(0.92)                 $15.17      14.83%        1.15%          1.53%             0.22%                 $
93,453        113%




P R O S P E C T U S


[LOGO OF FEDERATED INVESTORS]

World-Class Investment Manager(R)




Federated
Managed
Allocation
Portfolios



Federated Managed Income Portfolio

Federated Managed Conservative
Growth Portfolio

Federated Managed Moderate
Growth Portfolio

Federated Managed Growth Portfolio



INSTITUTIONAL SHARES




JANUARY 31, 2000





A Statement of Additional Information (SAI) dated January 31, 2000 is incorporated by reference into this prospectus. Additional information about the Funds and their investments is contained in the Funds' SAI and Annual and SemiAnnual Reports to shareholders as they become available. The Annual Reports' Management Discussions and Analyses discuss market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, Annual Reports, Semi-Annual Reports and other information without charge, and make inquiries, call your investment professional or the Funds at 1-800-341-7400.

You can obtain information about the Funds (including the SAI) by writing to or visiting the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.


[LOGO OF FEDERATED INVESTORS]

Federated Managed Allocation Portfolios
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com

Federated Securities Corp., Distributor

Investment Company Act File No. 811-7129

Cusip 314212804
Cusip 314212408
Cusip 314212606
Cusip 314212200

G00873-03-IS (1/00)

Federated is a registered mark
of Federated Investors, Inc.
2000 (C)Federated Investors, Inc.



PROSPECTUS

Federated Managed Allocation Portfolios

(formerly, Managed Series Trust)

Federated Managed Income Portfolio (formerly, Federated Managed Income Fund)

Federated Managed Conservative Growth Portfolio (formerly, Federated Managed Growth and Income Fund)

Federated Managed Moderate Growth Portfolio (formerly, Federated Managed Growth
Fund)

Federated Managed Growth Portfolio (formerly, Federated Managed Aggressive Growth Fund)

SELECT SHARES

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


CONTENTS
Risk/Return Summary                                              1
What are the Funds' Fees and Expenses?                           7
What are the Funds' Investment Strategies?                      11
What are the Principal Securities In Which the Funds Invest?    15
What are the Specific Risks of Investing in the Funds?          19
What do Shares Cost?                                            21
How are the Funds Sold?                                         22
How to Purchase Shares                                          22
How to Redeem Shares                                            23
Account and Share Information                                   25
Who Manages the Funds?                                          26
Financial Information                                           29


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


JANUARY 31, 2000


Risk/Return Summary

WHAT IS EACH FUND'S INVESTMENT OBJECTIVE?


Fund                                      Objective
Federated Managed            To seek total return with an
 Income Portfolio            emphasis on income and potential
 ("FMIP")                    for capital appreciation
Federated Managed            To seek total return with an
 Conservative Growth         emphasis on income and capital
 Portfolio ("FMCGP")         appreciation
Federated Managed            To seek capital appreciation with
 Moderate Growth             income as a secondary objective
 Portfolio ("FMMGP")
Federated Managed            To seek capital appreciation
 Growth Portfolio
 ("FMGP")


While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the investment strategies and policies described in this prospectus.

WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?


The Funds invest in diversified portfolios which are allocated among several categories of equity and fixed income securities. The Adviser manages the Funds based on the view that the investment performance of each Fund's portfolio over the long term depends primarily on the fact that the portfolio consists of securities from multiple categories. Of secondary importance to each Fund's performance is allocation of the portfolio among asset categories in response to market conditions and the selection of securities within asset categories. Therefore, each Fund pursues its investment objective in the following manner:


 . by setting ranges regarding the percentage of a Fund's portfolio assets which will be invested in each asset category;

 .  by allocating each Fund's portfolio among asset categories within those defined ranges; and
 .  by actively selecting securities within each of the asset categories.

The Funds will each allocate their portfolios within the following ranges of equity and fixed income securities:

Asset Category               FMIP Range      FMCGP Range     FMMGP Range      FMGP Range
Equity  Securities            5%-25%         30%-50%         50%-70%          70%-90%
Fixed Income Securities      75%-95%         50%-70%         30%-50%          10%-30%


The Funds will further allocate portfolios among the following asset categories, in such proportions as the Adviser from time-to-time determines, consistent with the long-term ranges set by it: a Fund's equity portfolio will be allocated among large company stocks, small company stocks and foreign stocks; and a Fund's fixed income portfolio will be allocated among U.S. government securities, mortgage-backed securities, investment grade corporate debt, non-investment grade corporate debt ("junk bonds") and foreign fixed income securities.

A Fund may lengthen or shorten the duration of its fixed income portfolio from time to time based on its interest rate outlook, but the Funds have no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Funds. The primary factors that may reduce the Funds' returns include:


 .   Stock Market Risks. The value of equity securities in a Fund's portfolio will fluctuate and, as a result, a Fund's share price may decline suddenly or over a sustained period of time.

 .   Interest Rate Risks. Prices of fixed income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.

 .   Credit Risks. There is a possibility that issuers of securities in which a
    Fund may invest may default in the payment of interest or principal on the securities when due, which could cause a Fund to lose money.

 .   Currency Risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which a Fund invests are more volatile than prices of securities traded exclusively in the U.S.

 .   Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Funds will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities.

 .   Call Risks. A Fund's performance may be adversely affected by the possibility that an issuer of a security held by a Fund may redeem the security prior to maturity at a price below its current market value.


 .   Sector Risks. Because the Funds may allocate relatively more assets to certain industry sectors than to others, the Funds' performance may be more susceptible to any developments which affect those sectors emphasized by the Funds.

 .   Liquidity Risks. The non-investment grade securities and complex CMOs in which the Funds invest may be less readily marketable and may be subject to greater fluctuation in price than other securities.

 .   Risks Related to Company Size. Because the smaller companies in which the
    Funds may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

 .   Risks Associated with Noninvestment Grade Securities. A Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment grade securities.

 .   Risks of Foreign Investing. Because the Funds invest in securities issued by foreign companies, a Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.


Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


Risk/Return Bar Chart and Table
Federated Managed Income Portfolio

The graphic presentation displayed here consists of a bar chart representing the annual total returns of Select Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "-4%" and increasing in increments of 4% up to 16%. The `x' axis represents calculation periods from the earliest first full calendar year-end of the Select Shares start of business through the calendar year ended December 31, 1999. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Select Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through1999. The percentages noted are: 14.83%, 4.72%, 9.84%, 9.27% and (0.38%).

The bar chart shows the variability of the Fund's Select Shares total returns on a calendar year-end basis. The Fund's Select Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

Within the period shown in the Chart, the Fund's Select Shares highest quarterly return was 5.04% (quarter ended March 31, 1995). Its lowest quarterly return was (0.99%) (quarter ended September 30, 1999).

Average Annual Total Return Table

The following table represents the Fund's Select Shares Average Annual Total Returns for the calendar periods ended December 31, 1999. The table shows the Fund's Select Shares total returns averaged over a period of years relative to the Standard & Poors 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI), broad-based market indexes, and the Lipper Balanced Funds Average (LBFA), an average of funds with similar investment objectives. Total returns for the indexes and average shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.



                             Select
Calendar Period              Shares            S&P 500         LBGCBI         LBFA
1 Year                      (0.38%)             21.05%          0.39%         8.73%
5 Years                      7.53%              28.56%          7.10%        16.24%
Start of Performance/1/      6.79%              25.72%          6.46%        14.54%



1 The Fund's Select Shares start of performance date was May 25, 1994.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.



Risk/Return Bar Chart and Table
Federated Managed Conservative Growth Portfolio

The graphic presentation displayed here consists of a bar chart representing the annual total returns Select Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 4% up to 20%. The `x' axis represents calculation periods from the earliest first full calendar year-end of the Select Shares start of business through the calendar year ended December 31, 1999. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Select Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through1999. The percentages noted are: 19.05%, 5.72%, 12.21%, 11.56% and 4.42%.

The bar chart shows the variability of the Fund's Select Shares total returns on a calendar year-end basis. The Fund's Select Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

Within the period shown in the Chart, the Fund's Select Shares highest quarterly return was 6.89% (quarter ended December 31, 1998). Its lowest quarterly return was (2.68%) (quarter ended September 30, 1999).

Average Annual Total Return Table

The following table represents the Fund's Select Shares Average Annual Total Returns for the calendar periods ended December 31, 1999. The table shows the Fund's Select Shares total returns averaged over a period of years relative to the Standard & Poors 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI), broad-based market indexes, and the Lipper Balanced Funds Average (LBFA), an average of funds with similar investment objectives. Total returns for the indexes and average shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.



                              Select
Calendar Period               Shares             S&P 500          LBGCBI          LBFA
1 Year                        4.42%               21.05%          0.39%          8.73%
5 Years                      10.47%               28.56%          7.10%         16.24%
Start of Performance/1/       9.53%               25.72%          6.46%         14.54%



1 The Fund's Select Shares start of performance date was May 25, 1994.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.


Risk/Return Bar Chart and Table
Federated Managed Moderate Growth Portfolio

The graphic presentation displayed here consists of a bar chart representing the annual total returns of Select Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 5% up to 25%.

The `x' axis represents calculation periods from the earliest first full calendar year-end of the Select Shares start of business through the calendar year ended December 31, 1999. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Select Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through1999. The percentages noted are: 21.42%, 9.78%, 13.44%, 12.99%
and 11.99%.


The bar chart shows the variability of the Fund's Select Shares total returns on a calendar year-end basis. The Fund's Select Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

Within the period shown in the Chart, the Fund's Select Shares highest quarterly return was 11.85% (quarter ended December 31, 1998). Its lowest quarterly return was (7.24%) (quarter ended September 30, 1998).

Average Annual Total Return Table

The following table represents the Fund's Select Shares Average Annual Total Returns for the calendar periods ended December 31, 1999. The table shows the Fund's Select Shares total returns averaged over a period of years relative to the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI), broad-based market indexes and the Lipper Balanced Funds Average (LBFA), an average of funds with similar investment objectives. Total returns for the indexes and average shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.



                             Select
Calendar Period              Shares           S&P 500         LBGCBI          LBFA
1 Year                        11.99%          21.05%          0.39%          8.73%
5 Years                       13.86%          28.56%          7.10%         16.24%
Start of Performance/1/       12.31%          25.72%          6.46%         14.54%



1 The Fund's Select Shares start of performance date was May 25, 1994.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.


Risk/Return Bar Chart and Table
Federated Managed Growth Portfolio

The graphic presentation displayed here consists of a bar chart representing the annual total returns of Select Shares as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 5% up to 25%.

The `x' axis represents calculation periods from the earliest first full calendar year-end of the Select Shares start of business through the calendar year ended December 31, 1999. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Select Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through1999. The percentages noted are: 21.62%, 11.62%, 14.04%, 15.06% and 16.52%.



The bar chart shows the variability of the Fund's Select Shares total returns on a calendar year-end basis. The Fund's Select Shares are sold without a sales charge (load). The total returns displayed above are based on net asset value.

Within the period shown in the Chart, the Fund's Select Shares highest quarterly return was 15.52% (quarter ended December 31, 1998). Its lowest quarterly return was (10.53%) (quarter ended September 30, 1998).

Average Annual Total Return Table

The following table represents the Fund's Select Shares Average Annual Total Returns for the calendar periods ended December 31, 1999. The table shows the Fund's Select Shares total returns average over a period of years relative to the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI), broad- based market indexes, and the Lipper Balanced Funds Average (LBFA) an average of funds with similar investment objectives. Total returns for the indexes and average shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.



                              Select
Calendar Period               Shares          S&P 500          LBGCBI          LBFA
1 Year                        16.52%           21.05%          0.39%          8.73%
5 Years                       15.73%           28.56%          7.10%         16.24%
Start of Performance/1/       13.92%           25.72%          6.46%         14.54%



1 The Fund's Select Shares start of performance date was May 25, 1994.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.



What are the Fund's Fees and Expenses?

FEDERATED MANAGED INCOME PORTFOLIO

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Select Shares of the Fund.



Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price)                                           None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable) None Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price) None
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                             None
Exchange
Fee
None

Annual Fund Operating Expenses (Before Waivers)/1/
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management
Fee/2/
0.75%
Distribution (12b-1)
Fee/3/                                                                                                    0.75%
Shareholder Services
Fee                                                                                                       0.25%
Other
Expenses
0.34%
Total Annual Fund Operating
Expenses                                                                                           2.09%


1 Although not contractually obligated to do so, the adviser and distributor waived certain amounts. These amounts are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 1999.

  Total Waiver of Fund Expenses                                 0.59%
  Total Annual Operating Expenses (after waivers)               1.50%

2 The adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund's Select Shares (after the voluntary waiver) was 0.41% for the fiscal year ended November 30, 1999.

3 The distributor voluntarily waived a portion of the distribution (12b-1) fee.
  The distributor can terminate this voluntary waiver at any time. The distribution (12b-1) fee paid by the Fund's Select Shares (after the voluntary waiver) was 0.50% for the fiscal year ended November 30, 1999.



EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Select Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund's Select Shares for the time periods indicated and then redeem all of your Select Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Select Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



Calendar Period                                                   Fund
1 Year                                                         $    212
3 Years                                                        $    655
5 Years                                                        $  1,124
10 Years                                                       $  2,421



What are the Fund's Fees and Expenses?

FEDERATED MANAGED CONSERVATIVE GROWTH PORTFOLIO

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Select Shares of the Fund.



Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price)                                           None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable) None Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price) None
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                             None
Exchange
Fee
None

Annual Fund Operating Expenses (Before Waivers)/1/
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management
Fee
0.75%
Distribution (12b-1)
Fee/2/                                                                                                    0.75%
Shareholder Services
Fee                                                                                                       0.25%
Other
Expenses
0.24%
Total Annual Fund Operating
Expenses                                                                                           1.99%


1 Although not contractually obligated to do so, the distributor waived certain amounts. These amounts are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 1999.

  Total Waiver of Fund Expenses                               0.25%
  Total Annual Operating Expenses (after waivers)             1.74%

2 The distributor voluntarily waived a portion of the distribution (12b-1) fee.
  The distributor can terminate this voluntary waiver at any time. The distribution (12b-1) fee paid by the Fund's Select Shares (after the voluntary waiver) was 0.50% for the fiscal year ended November 30, 1999.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Select Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund's Select Shares for the time periods indicated and then redeem all of your Select Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Select Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



Calendar Period                                                  Fund
1 Year                                                         $    202
3 Years                                                        $    624
5 Years                                                        $  1,073
10 Years                                                       $  2,317



What are the Fund's Fees and Expenses?

FEDERATED MANAGED MODERATE GROWTH PORTFOLIO

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Select Shares of the Fund.



Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price)                                           None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable) None Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price) None
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                             None
Exchange
Fee
None

Annual Fund Operating Expenses (Before Waivers)/1/
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management
Fee
0.75%
Distribution (12b-1)
Fee/2/                                                                                                   0.75%
Shareholder Services
Fee                                                                                                      0.25%
Other
Expenses
0.26%
Total Annual Fund Operating
Expenses                                                                                          2.01%


1 Although not contractually obligated to do so, the distributor waived certain amounts. These amounts are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 1999.

  Total Waiver of Fund Expenses                                 0.25%
  Total Annual Operating Expenses (after waivers)               1.76%

2 The distributor voluntarily waived a portion of the distribution (12b-1) fee.
  The distributor can terminate this voluntary waiver at any time. The distribution (12b-1) fee paid by the Fund's Select Shares (after the voluntary waiver) was 0.50% for the fiscal year ended November 30, 1999.




EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Select Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund's Select Shares for the time periods indicated and then redeem all of your Select Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Select Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Calendar Period                                                  Fund
1 Year                                                         $    204
3 Years                                                        $    630
5 Years                                                        $  1,083
10 Years                                                       $  2,338



What are the Fund's Fees and Expenses?

FEDERATED MANAGED GROWTH PORTFOLIO

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Select Shares of the Fund.



Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price)                                           None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable) None Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price) None
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                             None
Exchange
Fee
None

Annual Fund Operating Expenses (Before Waivers)/1/
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management
Fee/2/
0.75%
Distribution (12b-1)
Fee/3/                                                                                                    0.75%
Shareholder Services
Fee                                                                                                       0.25%
Other
Expenses
0.37%
Total Annual Fund Operating
Expenses                                                                                           2.12%


1 Although not contractually obligated to do so, the adviser and distributor waived certain amounts. These amounts are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 1999.

  Total Waiver of Fund Expenses                                 0.27%
  Total Annual Operating Expenses (after waivers)               1.85%

2 The adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund's Select Shares (after the voluntary waiver) was 0.73% for the fiscal year ended November 30, 1999.

3 The distributor voluntarily waived a portion of the distribution (12b-1) fee.
  The distributor can terminate this voluntary waiver at any time. The distribution (12b-1) fee paid by the Fund's Select Shares (after the voluntary waiver) was 0.50% for the fiscal year ended November 30, 1999.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Select Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund's Select Shares for the time periods indicated and then redeem all of your Select Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Select Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



Calendar Period                                                 Fund
1 Year                                                        $     215
3 Years                                                       $     664
5 Years                                                       $   1,139
10 Years                                                      $   2,452


What are the Funds' Investment Strategies?


Each Fund will primarily invest in two types of assets: equities and fixed income, as follows:

 .  FMIP will invest 5%-25% of its assets in equity securities, and 75%-95% of its assets in fixed income securities;
 .  FMCGP will invest 30%-50% of its assets in equity securities, and 50%-70% of its assets in fixed income securities;
 .  FMMGP will invest 50%-70% of its assets in equity securities, and 30%-50% of its assets in fixed income securities; and . FMGP will invest 70%-90% of its assets in equity securities, and 10%-30% of its assets in fixed income securities.



The Adviser manages the Funds based on the view that the investment of each Fund's portfolio over the long term depends primarily on the fact that the portfolio consists of securities from multiple asset categories ("Asset Categories") which include, with respect to a Fund's equity portfolio, the following: large company stocks, small company stocks and foreign stocks; and with respect to a Fund's fixed income portfolio, the following: U.S. government securities, mortgage-backed securities, investment-grade corporate debt, non-investment grade corporate debt ("junk bonds") and foreign fixed income securities.


  Of secondary importance to each Fund is the allocation of the portfolio's assets among the Asset Categories in response to market conditions, and the selection of securities within Asset Categories.

 Therefore, each Fund pursues its investment objective in the following manner:


 .   by setting ranges regarding the percentage of a Fund's portfolio assets which will be invested in each Asset Category;

 .   by allocating each Fund's portfolio assets among Asset Categories within those defined ranges; and
 .   by actively selecting securities within each of the Asset Categories.

The Adviser will regularly review each Fund's allocation among Asset Categories. The Adviser will attempt to exploit price inefficiencies among the various Asset Categories. For example, the Adviser may move an Asset Category to its upper limit if the Adviser expects that category to offer superior returns relative to other Asset Categories. Likewise, the Adviser may move the Asset Category to its lower limit if the Adviser believes that category is overvalued relative to the other Asset Categories.

  The selection of portfolio securities involves an approach specific to each Asset Category. The approach for each category is summarized as follows:

LARGE COMPANY STOCKS


With regard to the portion of each Fund's portfolio allocated to large company stocks, each Fund pursues its investment objective by investing in common stock of companies with large market capitalizations. Large market capitalization companies are those which are the 1,000 companies with the largest market capitalization. Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Adviser invests in companies that offer growth prospects or in companies whose stock is undervalued. Using its own quantitative process, the Adviser rates the future performance potential of companies. The Adviser identifies under-valued companies based on valuation models which identify companies trading at low valuation relative to their history, to the market, or to their expected future growth. The Adviser also invests in companies which may not be undervalued, but which offer growth prospects based upon an evaluation of the sustainability of current growth trends. In addition to these factors, the Adviser looks at recent stock price performance and the direction of current fiscal year earnings estimates.


SMALL COMPANY STOCKS


With regard to the portion of each Fund's portfolio allocated to small company stocks, each Fund pursues its investment objective by investing at least 65% of the allocation in equity securities of companies that fall within the market capitalization range of the S&P 600 Small Cap Index (Index). Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Adviser invests in companies that offer growth prospects or in companies whose stock is undervalued. Using its own quantitative process, the Adviser rates the future performance potential of companies. The Adviser evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. The Adviser then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, the Adviser selects the most promising companies for a Fund's portfolio.

  Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, the Adviser attempts to limit a Fund's exposure to each business sector that comprises the Index. A Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector.

  The Funds may buy securities in initial public offerings. The Funds will participate in such offerings without regard to the issuer's market capitalization. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.


FOREIGN STOCKS

With regard to the portion of each Fund's portfolio allocated to foreign stocks, each Fund pursues its investment objective by investing the allocation in equity securities of companies based outside the United States. The Adviser manages the Funds based on the view that international equity markets are inefficient at pricing securities and that careful security selection offers the best potential for superior long-term investment returns. Selection of industry and country are secondary considerations.

  Using its own quantitative process, the Adviser ranks the future performance potential of companies. The Adviser evaluates each company's earnings potential in light of its current valuation to narrow the list of attractive companies. The Adviser then evaluates management quality and may meet with company representatives, company suppliers, customers, or competitors. The Adviser also reviews the company's financial statements and forecasts of earnings. Based on this information, the Adviser evaluates the sustainability of the company's current growth trends and potential catalysts for increased growth. Using this type of fundamental analysis, the Adviser selects the most promising companies for the Funds' portfolios.

U.S. GOVERNMENT SECURITIES


U.S. government securities consist of treasury securities and non-mortgage backed agency securities. The Adviser invests the U.S. government securities portion of the Funds' portfolios by setting an average duration target for the fixed income portion of each Fund, based upon the Adviser's interest rate outlook from time to time. In constructing a portfolio with a targeted average duration, the Adviser generally uses ongoing relative value analysis to compare current yield differences of securities to their historical and expected yield differences. The Funds have no set duration parameters regarding the U.S. government securities which it purchases.


MORTGAGE BACKED SECURITIES

Mortgage backed securities generally offer higher yields than comparable non-mortgage backed government securities. The extra yield compensates for prepayment risk. The Adviser attempts to manage prepayment risk by selecting mortgage backed securities with characteristics that make prepayment risk less likely. Characteristics that the Adviser may consider in selecting mortgage backed securities include the interest rate formulas of the underlying mortgages, the index upon which the mortgage rate is based, the length of time the mortgages have been outstanding, and the prior prepayment history of the mortgages.


  The Funds may invest in mortgage-backed securities primarily by investing in another mutual fund (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other mutual fund is managed independently of the Funds and may incur administrative expenses. Therefore, any such investment by the Funds may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Funds may also invest in such securities directly.


INVESTMENT GRADE CORPORATE DEBT


With regard to the allocation in domestic corporate fixed income securities, the Adviser allocates investments among industries and adjusts the credit quality of the portfolio by analyzing current economic and securities market conditions, particularly changes in interest rates and expected trends in corporate earnings. These factors also guide the selection of maturity and duration of portfolio securities, but the Funds have no set maturity or duration parameters regarding the securities which it purchases. In selecting a portfolio security, the Adviser analyzes the business, competitive position, and financial condition of the issuer to assess whether the security's risk is commensurate with its potential return.


NON-INVESTMENT GRADE CORPORATE DEBT


The Funds will invest in noninvestment grade securities primarily by investing in another mutual fund (which is not available for general investment by the public) advised by an affiliate of the Adviser. The other mutual fund is managed independently of the Funds and may incur administrative expenses. Therefore, any such investment by the Funds may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Funds may also invest directly in noninvestment grade securities. Although the selection of noninvestment grade domestic corporate securities involves the same factors as investment grade securities, the Adviser gives greater emphasis to its analysis of the issuer. The Funds have no set maturity or duration parameters regarding the securities which it purchases.


FOREIGN FIXED INCOME SECURITIES

With regard to the allocation to foreign fixed income securities, each Fund pursues its objective by investing primarily in fixed income securities of foreign governments and their agencies which are members of the Organization for Economic Cooperation and Development.


  The Adviser manages the foreign fixed income allocation to maintain an average AA rating of its portfolio securities. The Adviser uses the J.P. Morgan Global Traded Index Excluding U.S. Index (Global Index) as a starting point for selecting the foreign fixed income portfolio securities. The Adviser looks for opportunities to enhance each Fund's performance by diverging from the Global Index. Such opportunities may cause the Adviser to weight the portfolio differently than the Global Index or to buy securities not represented in the Index. Under ordinary market conditions, however, the duration of the portfolio securities does not deviate more than 25% from the duration of the Global Index. No more than 25% of the foreign fixed income allocation will be invested in any one country. The Funds also intend to invest at least 50% of the foreign fixed income allocation in securities that have received ratings in the two highest rating categories or unrated securities that the Adviser considers of comparable quality.


  The Adviser weighs several factors in selecting investments for the foreign fixed income portfolio. First, the Adviser analyzes a country's general economic condition and outlook, including its interest rates, foreign exchange rates and trade balance. The Adviser then analyzes the country's financial condition, including its credit ratings, government budget, tax base, outstanding public debt and the amount of public debt held outside the country. In connection with this analysis, the Adviser also considers how developments in other countries in the region or the world might affect these factors.

  Using its analysis, the Adviser tries to identify countries with favorable characteristics, such as a strengthening economy, favorable inflation rate, sound budget policy or strong public commitment to repay government debt. The Adviser then evaluates available foreign fixed income investments in these countries based upon its outlook for interest and foreign exchange rates. The Adviser tries to select securities that offer the best potential returns consistent with its general portfolio strategy.

Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the Funds' portfolio securities to decline in value, the Funds may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Funds may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Funds' ability to hedge may be limited by the costs of the derivatives contracts. The Funds may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Funds.

PORTFOLIO TURNOVER

Each Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause a Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases a Fund's trading costs and may have an adverse impact on a Fund's performance.

What are the Principal Securities in Which the Funds Invest?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the type of equity security in which the Funds principally invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

  The following describes the types of fixed income securities in which the Funds principally invest.

Treasury Securities
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

  The Funds treat mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Funds may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

  Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)


CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.


SEQUENTIAL CMOS

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACS, TACS AND COMPANION CLASSES

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOS AND POS

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. POs tend to increase in value when interest rates decline (and prepayments increase) making POs a useful hedge against interest rate risk. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z CLASSES

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments.


SPECIAL TRANSACTIONS


Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

TO BE ANNOUNCED SECURITIES (TBAS)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

DOLLAR ROLLS

Dollar rolls are transactions where the Funds sell mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate risks and credit risks.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

 .  it is organized under the laws of, or has a principal office located in, another country;
 . the principal trading market for its securities is in another country; or . it (or its subsidiaries) derived in its most current fiscal year at least 50%
   of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

  Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

  For example, the Funds could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Funds from closing out a position. If this happens, the Funds will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Funds by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

  The Funds may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Funds and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

  Depending upon how the Funds use derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Funds' exposure to interest rate and currency risks, and may also expose the Funds to liquidity and leverage risks. OTC contracts also expose the Funds to credit risks in the event that a counterparty defaults on the contract.

 The Funds may trade in the following types of derivative contracts.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

  The Funds may buy or sell forward foreign currency exchange contracts, interest rate futures contracts and stock index futures to accommodate cash flows and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

What are the Specific Risks of Investing in the Funds?

STOCK MARKET RISKS

The value of equity securities in each Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund's share price may decline.

  The Adviser attempts to manage market risk by limiting the amount each Fund invests in each company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Funds will lose money.

  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Adviser's credit assessment.

  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

  Credit risk includes the possibility that a party to a transaction involving the Funds will fail to meet its obligations. This could cause the Funds to lose the benefit of the transaction or prevent the Funds from selling or buying other securities to implement their investment strategies.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

  The Adviser attempts to manage currency risk by limiting the amount the Funds invest in securities denominated in a particular currency. However, diversification will not protect the Funds against a general increase in the value of the U.S. dollar relative to other currencies.

CALL AND PREPAYMENT RISKS

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

  If a fixed income security is called, the Funds may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

  Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

  For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

  Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

  Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or as the market as a whole. As the Adviser allocates more of a Fund's portfolio holdings to a particular sector, a Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

LIQUIDITY RISKS

Trading opportunities are more limited for securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Funds may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Funds' performance. Infrequent trading of securities may also lead to an increase in their price volatility.

  Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

  Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Funds and their Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund's investments.

What do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When a Fund receives your transaction request in proper form (as described in the prospectus), it is processed at the next calculated net asset value
(NAV). If a Fund purchases foreign securities that trade in foreign markets on days the NYSE is closed, the value of a Fund's assets may change on days you cannot purchase or redeem Shares.The Funds do not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Funds generally value equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). The Funds generally value fixed income securities at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service.

  The required minimum initial investment for each Fund is $1,500. There is no required minimum subsequent investment amount. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How are the Funds Sold?

The Funds offer two share classes: Select Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Select Shares. Each share class has different expenses which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other class.

  The Funds' Distributor, Federated Securities Corp., markets the Shares described in this prospectus to retail and private banking customers of financial institutions.

  When the Distributor receives marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

Each Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of a Fund's Select Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Funds. The Funds reserve the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

 . Establish an account with the investment professional; and . Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to a Fund on the same day and a Fund receives payment within one business day. You will become the owner of Shares and receive dividends when a Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUNDS

 .  Establish your account with a Fund by submitting a completed New Account
   Form; and
 .  Send your payment to a Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after a Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by a Fund or Federated Shareholder Services Company, the Funds' transfer agent.

  An institution may establish an account and place an order by calling a Fund and the Shares will be priced at the next calculated NAV after a Fund receives the order.

By Wire Send your wire to:

 State Street Bank and Trust Company
 Boston, MA
 Dollar Amount of Wire
 ABA Number 011000028
 Attention: EDGEWIRE
 Wire Order Number, Dealer Number or Group Number
 Nominee/Institution Name
 Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

 Federated Shareholder Services Company
 P.O. Box 8600
 Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

 Federated Shareholder Services Company
 1099 Hingham Street
 Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Funds will not accept third- party checks (checks originally payable to someone other than you or The Federated Funds).

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Funds or your investment professional. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARINGHOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

 .  through an investment professional if you purchased Shares through an investment professional; or
 .  directly from the Funds if you purchased Shares directly from the Funds.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after a Fund receives the order from your investment professional.

DIRECTLY FROM THE FUNDs

By Telephone

You may redeem Shares by calling the Funds at 1-800-341-7400 once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem Shares by mailing a written request to a Fund. You will receive a redemption amount based on the next calculated NAV after a Fund receives your written request in proper form.

Send requests by mail to:

 Federated Shareholder Services Company
 P.O. Box 8600
 Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

 Federated Shareholder Services Company
 1099 Hingham Street
 Rockland, MA 02370-3317

All requests must include:

 .   Fund Name and Share Class, account number and account registration;
 .   amount to be redeemed; and
 .   signatures of all shareholders exactly as registered.

Call your investment professional or the Funds if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

 .   your redemption will be sent to an address other than the address of record;
 .   your redemption will be sent to an address of record that was changed within the last 30 days; or
 .   a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

 .  an electronic transfer to your account at a financial institution that is an
   ACH member; or
 .  wire payment to your account at a domestic commercial bank that is a Federal
   Reserve System member.

Redemption in Kind

Although each Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

 .   to allow your purchase to clear;
 .   during periods of market volatility; or
 .   when a shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund if those checks are undeliverable and returned to a Fund.

SYSTEMATIC WITHDRAWAL PROGRAM

You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Funds. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

ADDITIONAL CONDITIONS

Telephone Transactions

The Funds will record your telephone instructions. If the Funds do not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Funds no longer issue share certificates. If you are redeeming Shares represented by certificates previously issued by the Funds, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS


Each Fund (except the Income Portfolio) declares and pays any dividends quarterly to shareholders. The Income Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in a Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.


  In addition, the Funds pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares unless you elect cash payments.

  If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before a Fund declares a dividend or capital gain. Contact your investment professional or the Funds for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time a Fund holds its assets.

  Fund distributions are expected to be both dividends and capital gains. Redemptions are taxable sales. Please consult your tax Adviser regarding your federal, state, and local tax liability.

Who Manages the Funds?

The Board of Trustees governs the Funds. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

  The Adviser has delegated daily management of some of the Funds' assets to the Sub-Adviser, Federated Global Investment Management Corp., who is paid by the Adviser and not by the Funds based on the portion of foreign securities the Sub-Adviser manages. The Sub-Adviser's address is 175 Water Street, New York, NY 10038-4965.

PORTFOLIO MANAGERS

The portfolio managers for the Funds' individual asset categories are as follows:


Name
(Portfolio Manager Since)       Asset Category Managed              Biography
John W. Harris                  Overall Allocation and             John W. Harris is a Portfolio Manager for the
Funds and performs
(December 1998)                 Domestic Large CompanyStocks       the overall asset allocation of the Funds'
assets among the
                                                                   various asset categories. In addition, Mr.
Harris is a manager
                                                                   of the U.S. large company stocks asset
category. He has
                                                                   performed these duties since December 1998. In
allocating the
                                                                   Funds' assets, Mr.Harris evaluates the market
environment and
                                                                   economic outlook, utilizing the services of
the Adviser's
                                                                   Investment Strategy Committee. Mr.Harris
initially joined
                                                                   Federated in 1987 as an Investment Analyst. He
served as an
                                                                   Investment Analyst and an Assistant Vice
President from 1990
                                                                   through 1992 and as a Senior Investment
Analyst and Vice
                                                                   President through May 1993. After leaving the
money management
                                                                   field to travel extensively, he rejoined
Federated in 1997 as a
                                                                   Senior Investment Analyst and became a
Portfolio Manager and
                                                                   Assistant Vice President of the Funds' Adviser
in December 1998.
                                                                   In January 2000, Mr. Harris became Vice
President of the Funds'
                                                                   Adviser. Mr. Harris is a Chartered Financial
Analyst. He
                                                                   received his M.B.A. from the University
ofPittsburgh.

Michael P. Donnelly             Domestic Large CompanyStocks       Mr. Donnelly joined Federated in 1989 as an
Investment Analyst.
(June 1997)                                                        He served as a Portfolio Manager from 1994 to
1998 and became a
                                                                   Senior Portfolio Manager in 1998. He was a
Vice President of the
                                                                   Funds' Adviser from 1994 to 1999. In May 1999,
Mr. Donnelly
                                                                   became a Senior Vice President of the Funds'
Adviser.
                                                                   Mr.Donnelly is a Chartered Financial Analyst
and received his
                                                                   M.B.A. from the University of Virginia.

James E. Grefenstette (August   Domestic Large CompanyStocks       Mr. Grefenstette joined Federated in 1992 and
has been a
 1994)                                                             Portfolio Manager since 1994. Mr. Grefenstette
became a Senior
                                                                   Vice President of the Funds' Adviser in
January 2000. He served
                                                                   as a Vice President of the Funds' Adviser from
1996 through 1999
                                                                   and was an Assistant Vice President of the
Funds' Adviser from
                                                                   1994 until 1996. Mr. Grefenstette is a
Chartered Financial
                                                                   Analyst; he received his M.S. in Industrial
Administration from
                                                                   Carnegie Mellon University.
Susan M. Nason                  U.S. Treasury Securities           Ms. Nason joined Federated in 1987 and has
been a Senior
(Inception)                                                        Portfolio Manager and Senior Vice President of
the Funds'
                                                                   Adviser since 1997. Ms. Nason served as a
Portfolio Manager and
                                                                   Vice President of the Funds' Adviser from 1993
to 1997. Ms.Nason
                                                                   is a Chartered Financial Analyst and received
her M.S.I.A.
                                                                   concentrating in Finance from Carnegie Mellon
University.

Joseph M. Balestrino            U.S. Treasury Securities           Mr. Balestrino joined Federated in 1986 and
has been a Senior
(March 1995)                    and Investment-Grade               Portfolio Manager and Senior Vice President of
the Funds'
                                Corporate Bonds                    Adviser since 1998. He was a Portfolio Manager
and a Vice
                                                                   President of the Funds' Adviser from 1995 to
1998. Mr.
                                                                   Balestrino served as a Portfolio Manager and
an Assistant Vice
                                                                   President of the Funds' Adviser from 1993 to
1995. Mr.
                                                                   Balestrino is a Chartered Financial Analyst
and received his
                                                                   Master's Degree in Urban and Regional Planning
from the
                                                                   University of Pittsburgh.

Kathleen M. Foody-Malus         Mortgage-Backed Securities         Ms. Foody-Malus joined Federated in 1983 and
has been a Senior
(Inception)                                                        Portfolio Manager since 1996 and a Vice
President of the Funds'
                                                                   Adviser since 1993. She was a Portfolio
Manager and a Vice
                                                                   President of the Funds' Adviser from 1993 to
1996. Ms.
                                                                   Foody-Malus received her M.B.A. in
Accounting/Finance fromthe
                                                                   University of Pittsburgh.

Todd A. Abraham                 Mortgage-Backed Securities         Mr. Abraham joined Federated in 1993 as an
Investment Analyst
(January 2000) and served as Assistant Vice President from 1995 to 1997.
                                                                   Mr.Abraham has been a Portfolio Manager since
1995 and a Vice
                                                                   President of
the Funds' Adviser since 1997.
Mr.Abraham served as
                                                                   a Portfolio Analyst at Ryland Mortgage Co.
from 1992 to 1993.
                                                                   Mr. Abraham is a Chartered Financial Analyst
and received his
                                                                   M.B.A. in Finance from Loyola College.

John T. Gentry                  Investment Grade Corporate         Mr. Gentry joined Federated in 1995 as an
Investment Analyst and
(July 1997)                     Bonds                              has been a Senior Investment Analyst and an
Assistant Vice
                                                                   President of
the Funds' Adviser since 1997.
Mr. Gentry served as
                                                                   a Senior Treasury Analyst at Sun Company, Inc.
from 1991 to
                                                                   1995. Mr. Gentry is a Chartered Financial
Analyst and earned his
                                                                   M.B.A., with concentrations in Finance and
Accounting, from
                                                                   Cornell University.

Mark E. Durbiano                High Yield Corporate Bonds         Mr. Durbiano joined Federated in 1982 and has
been a Senior
(Inception)                                                        Portfolio Manager and a Senior Vice President
of the Funds'
                                                                   Adviser since 1996. From 1988 through 1995,
Mr. Durbiano was a
                                                                   Portfolio Manager and a Vice President of the
Funds' Adviser.
                                                                   Mr.Durbiano is a Chartered Financial Analyst
and received his
                                                                   M.B.A. in Finance from the University of
Pittsburgh.

Robert M. Kowit                 Foreign Bonds                      Mr. Kowit joined Federated in 1995 as a
Portfolio Manager and a
(November 1995)                                                    Vice President of the Funds' Sub-Adviser. Mr.
Kowit served as a
                                                                   Managing Partner of Copernicus Global Asset
Management from
                                                                   January 1995 through October 1995. From 1990
to 1994, he served
                                                                   as Senior Vice President/Portfolio Manager of
International
                                                                   Fixed Income and Foreign Exchange for John
Hancock Advisers. Mr.
                                                                   Kowit received his M.B.A. from Iona College
with a concentration
                                                                   in finance.

Micheal W. Casey, Ph.D.         Foreign Bonds                      Mr. Casey joined Federated in 1996 as a Senior
Investment
(January 1997)                                                     Analyst and an Assistant Vice President. Mr.
Casey currently
                                                                   serves as a Senior Portfolio Manager and has
been a Vice
                                                                   President of the Sub-Adviser since 1998. Mr.
Casey served as an
                                                                   International Economist and Portfolio
Strategist for Maria
                                                                   Fiorini Ramirez Inc. from 1990 to 1996. Mr.
Casey earned a Ph.D.
                                                                   concentrating in economics from The New School
for Social
                                                                   Research and a M.Sc. from the London School of
Economics.

Aash M. Shah                    Domestic Small CompanyStocks       Mr. Shah joined Federated in 1993 and has been
a Portfolio
(June 1997)                                                        Manager and a Vice President of the Funds'
Adviser since January
                                                                   1997. Mr. Shah was a Portfolio Manager and
served as an
                                                                   Assistant Vice President of the Adviser from
1995 through 1996,
                                                                   and as an Investment Analyst from 1993 to
1995. Mr. Shah
                                                                   received his Masters in Industrial
Administration from Carnegie
                                                                   Mellon University with a concentration in
finance and
                                                                   accounting. Mr.Shah is a Chartered Financial
Analyst.

Grant K. McKay                  Domestic Small CompanyStocks       Mr. McKay joined Federated in 1997 as an
Investment Analyst. He
(January 2000)                                                     has been an Assistant Vice President/Senior
Investment Analyst
                                                                   of the Funds' Adviser since 1998. Mr. McKay
worked for
                                                                   PRIMCOCapital Management as a Credit Research
Analyst from 1993
                                                                   to 1995 and as an Assistant Portfolio Manager
during 1995 and
                                                                   1996. Mr. McKay is a Chartered Financial
Analyst. He received
                                                                   his M.B.A. with a concentration in Finance
from the University
                                                                   of Chicago.

Alexandre de Bethmann           Foreign Stocks                     Mr. de Bethmann joined Federated in 1995 as a
Senior Portfolio
(November 1995)                                                    Manager and a Vice President of the Funds'
Sub-Adviser. Mr. de
                                                                   Bethmann served as Assistant Vice
President/Portfolio Manager
                                                                   for Japanese and Korean equities at the
College Retirement
                                                                   Equities Fund from 1994 to 1995. Mr. de
Bethmann received his
                                                                   M.B.A. in Finance from Duke University.

Frank Semack                    Foreign Stocks                     Mr. Semack joined Federated in 1995 as a
Senior Portfolio
(November 1995)                                                    Manager and a Vice President of the Funds'
Sub-Adviser.
                                                                   Mr.Semack served as an Investment Analyst at
Omega Advisers,
                                                                   Inc. from 1993 to 1994. Mr. Semack received
his M.Sc. in
                                                                   economics from the London School of Economics.




The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 176 mutual funds and separate accounts, which totaled approximately $125 billion in assets as of December 31, 1999. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.


ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.75% of each Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.


Financial Information


FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.


  This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' audited financial statements, is included in the Annual Reports.


Financial Highlights-Select Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)





Distributions
                                               Net Realized                                                from
Net
                                               and Unrealized
Realized
                                               Gain/(Loss) on                                              Gain on
                    Net Asset                  Investments,                          Distributions
Investments,
                    Value,        Net          Foreign Currency    Total from        from Net
Foreign Currency
Year Ended          beginning     Investment   Transactions and    Investment        Investment
Transactions and
November 30,        of period     Income       Futures Contracts   Operations        Income
Futures Contracts
Federated Managed Income Portfolio
1995                $     9.77     0.48            0.83                1.31
(0.54)                      --
1996                $    10.54     0.53            0.10                0.63             (0.54)
(0.07)
1997                $    10.56     0.51            0.31                0.82             (0.54)
(0.07)
1998                $    10.77     0.48            0.49                0.97             (0.48)
(0.13)
1999/1/             $    11.13     0.48           (0.42)               0.06             (0.47)
(0.31)
Federated Managed Conservative Growth Portfolio
1995                $     9.83     0.37            1.34                1.71
(0.42)                      --
1996                $    11.12     0.43            0.41                0.84             (0.44)
(0.16)
1997                $    11.36     0.40            0.74                1.14             (0.42)
(0.12)
1998                $    11.96     0.37            0.81                1.18             (0.38)
(0.62)
1999/1/             $    12.14     0.37            0.13                0.50             (0.37)
(0.47)
Federated Managed Moderate Growth Portfolio
1995                $     9.81     0.23            1.79                2.02
(0.33)                      --
1996                $    11.50     0.36            0.94                1.30             (0.37)
(0.23)
1997                $    12.20     0.30            1.18                1.48             (0.32)
(0.30)
1998                $    13.06     0.26            0.92                1.18             (0.25)
(0.88)
1999/1/             $    13.11     0.26            1.00                1.26             (0.26)
(0.60)
Federated Managed Growth Portfolio
1995                $     9.80     0.17            1.89                2.06             (0.25)
(0.02)
1996                $    11.59     0.28            1.19                1.47             (0.30)
(0.26)
1997                $    12.50     0.18            1.46                1.64             (0.22)
(0.36)
1998                $    13.56     0.15            1.21                1.36             (0.13)
(0.69)
1999/1/             $    14.10     0.12            1.75                1.87             (0.10)
(0.72)



1 For the year ended November 30, 1999, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.
2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



                                                             Ratios to Average Net Assets
                    Net Asset                                          Net                            Net
Assets,       Portfolio
Total               Value, end       Total                             Investment   Expense Waiver/   end of
period     Turnover
Distributions       of period        Return/2/        Expenses         Income       Reimbursement/3/  (000
omitted)     Rate
(0.54)              $10.54           13.76%             1.50%            5.56%          1.06%           $
13,927          165%
(0.61)              $10.56            6.23%             1.50%            5.02%          0.85%           $
25,459          164%
(0.61)              $10.77            8.14%             1.50%            4.93%          0.75%           $
36,608           99%
(0.61)              $11.13            9.29%             1.50%            4.39%          0.67%           $
46,193          122%
(0.78)              $10.41            0.52%             1.50%            4.50%          0.59%           $
43,523           95%

(0.42)              $11.12           17.76%             1.75%            4.37%          0.55%           $
24,787          157%
(0.60)              $11.36            7.92%             1.75%            4.02%          0.36%           $
44,248          154%
(0.54)              $11.96           10.41%             1.75%            3.51%          0.30%           $
47,499          130%
(1.00)              $12.14           10.51%             1.78%            3.07%          0.25%           $
62,787          117%
(0.84)              $11.80            4.29%             1.74%            3.08%          0.25%           $
64,972           94%

(0.33)              $11.50           20.95%             1.75%            3.48%          0.76%           $
27,358          106%
(0.60)              $12.20           11.75%             1.75%            3.06%          0.45%           $
60,208           95%
(0.62)              $13.06           12.56%             1.75%            2.37%          0.31%           $
72,746          136%
(1.13)              $13.11            9.80%             1.77%            2.00%          0.25%           $
88,588          111%
(0.86)              $13.51           10.26%             1.76%            1.99%          0.25%           $
95,824          113%

(0.27)              $11.59           21.36%             1.75%            2.65%          1.71%           $
12,342          139%
(0.56)              $12.50           13.22%             1.75%            2.26%          0.93%           $
31,390           86%
(0.58)              $13.56           13.66%             1.75%            1.29%          0.57%           $
45,514          115%
(0.82)              $14.10           10.58%             1.82%            0.96%          0.38%           $
66,407          123%
(0.82)              $15.15           14.05%             1.85%            0.83%          0.27%           $
68,512          113%


[FEDERATED LOGO]
WORLD-CLASS INVESTMENT MANAGER


Federated Managed Allocation Portfolios

Federated Managed Income Portfolio
Federated Managed Conservative
Growth Portfolio

Select Shares

JANUARY 31, 2000


A Statement of Additional Information (SAI) dated January 31, 2000 is incorporated by reference into this prospectus. Additional information about the Funds and their investments is contained in the Funds' SAI and Annual and SemiAnnual Reports to shareholders as they become available. The Annual Reports' Management Discussions & Analyses discuss market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, Annual Reports, Semi-Annual Reports and other information without charge, and make inquiries, call your investment professional or the Funds at 1-800-341-7400.

You can obtain information about the Funds (including the SAI) by writing to or visiting the Public Reference Room in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.



[FEDERATED LOGO]
Federated Managed Allocation Portfolios
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com

Federated Securities Corp., Distributor


Investment Company Act File No. 811-7129


Cusip 314212705
Cusip 314212309
Cusip 314212507
Cusip 314212101


G00873-04-SEL (1/00)


Federated is a registered mark of Federated Investors, Inc.
2000 (C)Federated Investors, Inc.         [RECYCLED LOGO]



PROSPECTUS



Statement of Additional Information

FEDERATED MANAGED ALLOCATION PORTFOLIOS
(formerly, Managed Series Trust)

Federated Managed Income portfolio(formerly, Federated Managed Income Fund)

Federated Managed Conservative Growth Portfolio(formerly, Federated Managed Growth and Income Fund)

Federated Managed Moderate Growth Portfolio(formerly, Federated Managed Growth
Fund)

Federated Managed Growth Portfolio(formerly, Federated Managed Aggressive Growth
Fund)


INSTITUTIONAL SHARES
SELECT SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for the Funds, dated January 31, 2000.

The SAI incorporates by reference the Funds' Annual Reports. Obtain a prospectus or the Annual Report without charge by calling 1-800-341-7400.

JANUARY 31, 2000

 CONTENTS

 How are the Funds Organized?                                       1
 Securities in Which the Funds Invest                               1
 What do Shares Cost?                                              13
 How are the Funds Sold?                                           13
 Subaccounting Services                                            14
 Redemption in Kind                                                14
 Massachusetts Partnership Law                                     14
 Account and Share Information                                     14
 Tax Information                                                   15
 Who Manages and Provides Services to the Funds?                   15
 How Do the Funds Measure Performance?                             21
 Who is Federated Investors, Inc.?                                 23
 Financial Information                                             25
 Investment Ratings                                                26
 Addresses                                          Inside Back Cover

Cusip 314212804 Cusip 314212705 Cusip 314212408 Cusip 314212309 Cusip 314212606
Cusip 314212507 Cusip 314212200 Cusip 314212101

G00873-05 (1/00)

How are the Funds Organized?

Each Fund is a diversified portfolio of Federated Managed Allocation Portfolios (the Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on November 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities. Effective January 31, 2000, the Trust changed its name from Managed Series Trust to Federated Managed Allocation Portfolios and Federated Managed Income Fund, Federated Managed Growth and Income Fund, Federated Managed Growth Fund, and Federated Managed Aggressive Growth Fund changed their names to Federated Managed Income Portfolio, Federated Managed Conservative Growth Portfolio, Federated Managed Moderate Growth Portfolio and Federated Managed Growth Portfolio, respectively.

The Board of Trustees (the Board) has established two classes of shares of each Fund, known as Institutional Shares and Select Shares (Shares). This SAI relates to both classes of Shares. The Funds' investment adviser is Federated Investment Management Company (Adviser). Effective March 31, 1999, Federated Management, former Adviser to the Funds, became Federated Investment Management Company (formerly, Federated Advisers).

Securities in Which the Funds Invest

In pursuing its investment strategy, each Fund may invest in the following securities for any purpose that is consistent with its investment objective. Following is a table that indicates which types of securities are a:

  . P = Principal investment of a Fund; (shaded in chart) . A = Acceptable (but not principal) investment of a Fund; or . N = Not an acceptable investment of a Fund.

Securities                                                      Income         Conservative     Moderate Growth
Growth Portfolio
                                                               Portfolio     Growth Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------------
 Common Stocks                                                     A                 A
A                 A
   Large Company Stocks                                            P                 P
P                 P
   Small Company Stocks                                            N                 P
P                 P
 Preferred Stocks                                                  A                 A
A                 A
 Interests in Other Limited Liability Companies                    A                 A
A                 A
 Real Estate Investment Trusts                                     A                 A
A                 A
 Warrants                                                          A                 A
A                 A
 Treasury Securities                                               P                 P
P                 P
 Agency Securities                                                 P                 P
P                 P
 Corporate Debt Securities                                         P                 P
P                 P
 High-Yield Corporate Debt Securities4                             P                 P
P                 P
 Mortgage-Backed Securities                                        P                 P
P                 P
 Asset Backed Securities                                           A                 A
A                 A
 Zero Coupon Securities                                            A                 A
A                 A
 Credit Enhancement                                                A                 A
A                 A
Convertible Securities                                             A                 A
A                 A
Foreign Securities                                                 A                 A
A                 A
  Foreign Stocks                                                   A                 P
P                 P
  Depositary Receipts                                              A                 A
A                 A
  Foreign Exchange Contracts                                       A                 A
A                 A
  Foreign Government Securities                                    P                 P
P                 P
Derivative Contracts                                               P                 P
P                 P
  Futures Contracts                                                P                 P
P                 P
  Options                                                          A                 A
A                 A
  Hybrid Instruments                                               A                 A
A                 A
  Swaps                                                            A                 A
A                 A
  Repurchase Agreements                                            A                 A
A                 A
  Reverse Repurchase Agreements                                    A                 A
A                 A
  Delayed Delivery Transactions1                                   P                 P
P                 P
  Securities Lending                                               A                 A
A                 A
  Securities of Other Investment Companies                         A                 A
A                 A
  Asset Coverage                                                   A                 A
A                 A

1. The Funds do not intend to engage in such transactions to an extent that would cause the segregation of more than 20% of the total value of a Fund's assets.

SECURITIES DESCRIPTIONS AND TECHNIQUES

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the additional types of equity securities in which the Funds invest.

  Common Stocks

  Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

  Preferred Stocks

  Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Funds may also treat such redeemable preferred stock as a fixed income security.

  Interests in Other Limited Liability Companies

  Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

  Real Estate Investment Trusts (REITs)

  REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

  Warrants

  Warrants give the Funds the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Funds may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds invest.

  Treasury Securities

  Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

  Agency Securities

  Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

  The Funds treat mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.

  Corporate Debt Securities

  Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Funds may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely amount issuers.

  In addition, the credit risk of an issuer's debt security may also vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

  Mortgage Backed Securities

  Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are know as ARMs.

  Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs)

     CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

     The degree of increased or decreased prepayment risks depends upon the structure of CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

       Sequential CMOs

       In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

       PACs, TACs and Companion Classes

       More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

       IOs and POs

       CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. POs tend to increase in value when interest rates decline (and prepayments increase) making POs a useful hedge against interest rate risk. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

       Floaters and Inverse Floaters

       Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

       Z Classes

       CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments.

  Asset Backed Securities

  Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. The Funds may also purchase mortgage-related asset backed securities such as home equity loans, second mortgages, and manufactured housing obligations. Asset backed securities have prepayment risks.

  Like mortgage-backed securities, asset backed securities may be issued by a private entity and, although these securities must be investment grade, they can present a credit risk.

  Zero Coupon Securities

  Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

  There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

  Credit Enhancement

  Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security after the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

  Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible securities are fixed income securities that the Funds have the option to exchange for equity securities at a specified conversion price. The option allows the Funds to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, a Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Funds to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

 .  it is organized under the laws of, or has a principal office located in, another country;
 .  the principal trading market for its securities is in another country; or

 . it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

  Depositary Receipts

  Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary receipts (IDRs), are traded globally or outside the United States. Depositary Receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

  Foreign Exchange Contracts

  In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, a Fund agrees to exchange one currency for another at the current exchange rate. A Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

  Foreign Government Securities

  Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

  Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, a Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm a Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Funds may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between a Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Funds use derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund's exposure to interest rate and currency risks, and may also expose a Fund to liquidity and leverage risks. OTC contracts also expose the Funds to credit risks in the event that a counterparty defaults on the contract.

The Funds may trade in the following types of derivative contracts.

  Futures Contracts

  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

  The Funds may buy or sell forward foreign currency exchange contracts, interest rate futures contracts and stock index futures to accommodate cash flows and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions.

  Options

  Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

  The Funds may buy and sell options on foreign currencies, foreign currency futures, securities and securities indexes to manage interest rate and currency risks. The Funds may write call options on securities which they own to generate income.

  Hybrid Instruments

  Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

  The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Funds to leverage risks or carry liquidity risks.

  Swaps

  Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Funds may use include:

       Interest Rate Swaps

       Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

       Caps and Floors

       Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

       Total Return Swaps

       Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Special Transactions

  Repurchase Agreements

  Repurchase agreements are transactions in which the Funds buy a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Funds' return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

  The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

  Repurchase agreements are subject to credit risks.

  Reverse Repurchase Agreements

  Reverse repurchase agreements are repurchase agreements in which the Funds are the sellers (rather than the buyers) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Funds. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Funds must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

  Delayed Delivery Transactions

  Delayed delivery transactions, including when issued transactions, are arrangements in which the Funds buy securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to the Funds. The Funds record the transaction when they agree to buy the securities and reflect their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, when issued transactions create interest rate risks for the Funds. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

     To Be Announced Securities (TBAs)

     As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Funds agree to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Funds and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Funds.

     Dollar Rolls

     Dollar rolls are transactions where the Funds sell mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate risks and credit risks.

  Securities Lending

  The Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Funds receive cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Funds the equivalent of any dividends or interest received on the loaned securities.

  The Funds will reinvest cash collateral in securities that qualify as an acceptable investment for the Funds. However, the Funds must pay interest to the borrower for the use of cash collateral.

  Loans are subject to termination at the option of the Funds or the borrower. The Funds will not have the right to vote on securities while they are on loan, but they will terminate a loan in anticipation of any important vote. The Funds may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

  Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

  Inter-fund Borrowing and Lending Arrangements

  The SEC has granted an exemption that permits the Funds and all other funds advised by subsidiaries of Federated Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Funds' Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

  For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Funds' participation in this program must be consistent with their investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Securities of Other Investment Companies

Each Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its univested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses.

The Funds may invest in mortgage-backed and high yield securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Funds and may incur additional administrative expenses. Therefore, any such investment by the Funds may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Funds may also invest in such securities directly.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, the Funds will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Funds' obligations. Unless the Funds have other readily marketable assets to set aside, they cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Funds to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTMENT RISKS

Stock Market Risks

 .  The value of equity securities in each Fund's portfolio will rise and fall.
   These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund's share price may decline and you could lose money.

 . The Adviser attempts to manage market risk by limiting the amount each Fund invests in each company. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

Interest Rate Risks

 . Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

 . Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

 . Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Funds will lose money.

 . Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Adviser's credit assessment.

 . Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

 . Credit risk includes the possibility that a party to a transaction involving the Funds will fail to meet its obligations. This could cause the Funds to lose the benefit of the transaction or prevent the Funds from selling or buying other securities to implement their investment strategies.

Currency Risks

 . Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

 . The Adviser attempts to manage currency risk by limiting the amount the Funds invest in securities denominated in a particular currency. However, diversification will not protect the Funds against a general increase in the value of the U.S. dollar relative to other currencies.

Call and Prepayment Risks

 . Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

 . If a fixed income security is called, the Funds may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

 . Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment , refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

 . For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

 . Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

 . Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Sector Risks

 . Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or as the market as a whole. As the Adviser allocates more of a Fund's portfolio holdings to a particular sector, a Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks Related to Company Size

 . Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

 . Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Risks Associated with Noninvestment Grade Securities

 . Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risks of Foreign Investing

 . Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
 .  Foreign companies may not provide information companies in the United States.
   Foreign companies (including financial statements) as frequently or may also receive less coverage than United States to as great an extent as companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
 . Foreign countries may have restrictions on foreign restrictions or repatriation restrictions which ownership of securities or may impose exchange could adversely affect the liquidity of the controls, capital flow Fund's investments.

Leverage Risks

 . Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund's risk of loss and potential for gain.

Liquidity Risks

 . Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Funds may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Funds' performance. Infrequent trading of securities may also lead to an increase in their price volatility.

 . Liquidity risk also refers to the possibility that the Funds may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Funds will be required to continue to hold the security or keep the position open, and the Funds could incur losses.

 . OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES

Fund                                                                       Objective
Federated Managed Income Portfolio                    To seek total return with an emphasis on income and
                                                      potential for capital appreciation

Federated Managed Conservative Growth Portfolio       To seek total return with an emphasis on income and
                                                      capital appreciation

Federated Managed Moderate Growth Portfolio           To seek capital appreciation with income as a
                                                      secondary objective

Federated Managed Growth Portfolio                    To seek capital appreciation

The investment objectives may not be changed by the Funds' Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments

     With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if a Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

     A Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

Investing in Real Estate

     A Fund may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. A Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

     The Funds may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities.

Underwriting

     A Fund may not underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending Cash or Securities

     A Fund may not make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration of Investments

     A Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

The above limitations cannot be changed by the Board of Trustees (Board) unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Buying on Margin

     A Fund will not purchase securities on margin, provided that a Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that a Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

     A Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissable borrowing or to collateral arrangements in connection with permissable activities.

Investing in Illiquid Securities

     A Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of a Fund's net assets.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

As a matter of non-fundamental policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

In applying a Fund's concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, a Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of a Fund's total assets in any one industry will constitute "concentration."

DETERMINING MARKET VALUE OF SECURITIES

Market values of a Fund's portfolio securities are determined as follows:

 . for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

 . in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

 . for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

 . futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

 . for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

 . for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value
(NAV), the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Funds' Board, although the actual calculation may be done by others.

What do Shares Cost?

Each Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of a Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

How Are the Funds Sold?

Under the Distributor's Contract with the Funds, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN (SELECT SHARES)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Select Shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Select Share redemptions. Also, the Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will a Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Funds may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related services or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Funds or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although each Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as each Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Funds. To protect their shareholders, the Funds have filed legal documents with Massachusetts that expressly disclaim the liability of their shareholders for acts or obligations of the Funds.

In the unlikely event a shareholder is held personally liable for the Funds' obligations, the Funds are required by the Declaration of Trust to use their property to protect or compensate the shareholder. On request, the Fundswill defend any claim made and pay any judgment against a shareholder for any act or obligation of the Funds. Therefore, financial loss resulting from liability as a shareholder will occur only if a Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of January 12, 2000 the following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Shares of the Funds:

Charles Schwab & Co., Inc., San Francisco, California, owned approximately 13.65% of the Institutional Shares of the Income Portfolio. Bayban, First State Bank of Bayport, Bayport Minnesota, owned approximately 6.71% of the Institutional Shares of the Income Portfolio. South Valley Bank & Trust, Medford, Oregon, owned approximately 8.05% of the Institutional Shares of the Conservative Growth Portfolio.

Kirchbak & Co., Richfield, Minnesota, owned approximately 15.81% of the Select Shares of the Income Portfolio. Oltrust & Co., Evansville, Indiana, owned approximately 5.28% of the Select Shares of the Growth Portfolio.

Tax Information

FEDERAL INCOME TAX

Each Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to registered investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by a Fund.

FOREIGN INVESTMENTS

If a Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of a Fund's assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, a Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Funds?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Trust for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Trust is comprised of four funds and the Federated Fund Complex is comprised of 43 investment companies, whose investment advisers are affiliated with the Funds' Adviser.

As of January 12, 2000 the Funds' Board and Officers as a group owned less than 1% of the Funds' outstanding Shares.


Name
Total
             Birthdate                                                                   Aggregate
Compensation From
              Address                        Principal Occupations
Compensation                   Trust
        Position With Trust                    for Past 5 Years                         From Trust
and Fund Complex
John F. Donahue*#+                  Chief Executive Officer and Director or                    $       0
$0 for the Trust
Birth Date: July 28, 1924           Trustee of the Federated Fund
Complex,                                          and 43 other
Federated Investors Tower           Chairman and Director,
Federated                                                 investment
1001 Liberty Avenue                 Investors, Inc.; Chairman and Trustee,
companies in the
Pittsburgh, PA                      Federated Investment
Management                                                 Fund Complex
CHAIRMAN AND TRUSTEE                Company; Chairman and Director,
                                    Federated Investment Counseling and
                     Federated Global Investment Management
                      Corp..; Chairman, Passport Research,
                                    Ltd.

Thomas G. Bigley                    Director or Trustee of the Federated                       $1,483.98
$116,760.63 for the
Birth Date: February 3, 1934        Fund Complex; Director, Member of
Trust and 43other
15 Old Timber Trail                 Executive Committee,
Children's                                                  investment
Pittsburgh, PA                      Hospital of Pittsburgh; Director,
companies in the
TRUSTEE                             Robroy Industries, Inc. (coated
steel                                           Fund Complex
                      conduits/computer storage equipment);
                     formerly: Senior Partner, Ernst & Young
                                    LLP; Director, MED 3000 Group, Inc.
                                    (physician practice management);
                                    Director, Member of Executive
                                    Committee, University of Pittsburgh.

John T. Conroy, Jr.                 Director or Trustee of the Federated                       $1,632.63
$128,455.37 for the
Birth Date: June 23, 1937           Fund Complex; President, Investment
Trust and 43 other
Grubb & Ellis/Investment            Properties Corporation; Senior
Vice                                              investment
 Properties Corporation             President, John R. Wood and Associates,
companies in the
3201 Tamiami Trail North Naples, FL Inc., Realtors; Partner or Trustee
in                                           Fund Complex
TRUSTEE                             private real estate ventures in
                     Southwest Florida; formerly: President,
                                    Naples Property Management, Inc. and
                                    Northgate Village Development
                                    Corporation.

Nicholas P. Constantakis++          Director or Trustee of the Federated                       $
0             $0 for the
Birth Date: September 3, 1939       Fund Complex; Director, Michael
Baker                                            Trust and
175 Woodshire Drive                 Corporation (engineering, construction,
37 other investment
Pittsburgh, PA                      operations and technical
services);                                              companies
TRUSTEE                             formerly: Partner, Andersen Worldwide
in the Fund Complex
                                    SC.

John F. Cunningham                  Director or Trustee of some of the                         $1,483.98
$93,190.48 for the
Birth Date: March 5, 1943           Federated Fund Complex; Chairman,
Trust and 37 other
353 El Brillo Way                   President and Chief Executive Officer,
investment
Palm Beach, FL                      Cunningham & Co., Inc. (strategic
companies in the
TRUSTEE                             business consulting); Trustee
Fund Complex
                                    Associate, Boston College; Director,
                     Iperia Corp. (communications/software);
                                    formerly: Director, Redgate
                                    Communications and EMC Corporation
                                    (computer storage systems) .

                                    Previous Positions: Chairman of the
                                    Board and Chief Executive Officer,
                                    Computer Consoles, Inc., President and
                                    Chief Operating Officer, Wang
                                    Laboratories; Director, First National
                                    Bank of Boston; Director, Apollo
                                    Computer, Inc.

J. Christopher Donahue*+(++)        President or Executive Vice President                      $       0
$0 for the Trust
Birth Date: April 11, 1949          of the Federated Fund Complex;
Director                                         and 30 other
Federated Investors Tower           or Trustee of some of the Funds in
the                                           investment
1001 Liberty Avenue                 Federated Fund Complex; President,
companies in the
Pittsburgh, PA                      Chief Executive Officer and
Director,                                           Fund Complex
EXECUTIVE VICE PRESIDENT AND        Federated Investors, Inc.; President
 TRUSTEE                            and Trustee, Federated Investment
                                    Management Company; President and
                                    Trustee, Federated Investment
                                    Counseling; President and Director,
                                    Federated Global Investment Management
                                    Corp.; President, Passport Research,
                                    Ltd.; Trustee, Federated Shareholder
                                    Services Company; Director, Federated
                                    Services Company.

Lawrence D. Ellis, M.D.*            Director or Trustee of the Federated                       $1,483.98
$116,760.63 for the
Birth Date: October 11, 1932        Fund Complex; Professor of Medicine,
Trust and 43 other
3471 Fifth Avenue                   University of Pittsburgh;
Medical                                                investment
Suite 1111                          Director, University of Pittsburgh
companies in the
Pittsburgh, PA                      Medical Center -
Downtown;                                                      Fund Complex
TRUSTEE                             Hematologist, Oncologist, and
                                    Internist, University of Pittsburgh
                     Medical Center; Member, National Board
                                    of Trustees, Leukemia Society of
                                    America.

Peter E. Madden                     Director or Trustee of the Federated                       $1,392.31
$109,153.60 for the
Birth Date: March 16, 1942          Fund Complex; formerly: Representative,
Trust and 43 other
One Royal Palm Way                  Commonwealth of Massachusetts
General                                            investment
100 Royal Palm Way                  Court; President, State Street Bank and
companies in the
Palm Beach, FL                      Trust Company and State
Street                                                  Fund Complex
TRUSTEE                             Corporation.

                     Previous Positions: Director, VISA USA
                                    and VISA International; Chairman and
                                    Director, Massachusetts Bankers
                     Association; Director, Depository Trust
                     Corporation; Director, The Boston Stock
                                    Exchange.

Charles F. Mansfield, Jr.           Director or Trustee of some of the                         $1,559.80
$102,573.91 for the
Birth Date: April 10, 1945          Federated Fund Complex; Executive Vice
Trust and 40 other
80 South Road                       President, Legal and External Affairs,
investment
Westhampton Beach, NY TRUSTEE       Dugan Valva Contess, Inc. (marketing,
companies in the
                                    communications, technology and
Fund Complex
                                    consulting); formerly Management
                                    Consultant.

                                    Previous Positions: Chief Executive Officer,
                                    PBTC International Bank; Partner, Arthur
                                    Young & Compnay (now Ernst & Young LLP);
                                    Chief Financial Officer of Retail Banking
                                    Sector, Chase Manhattan Bank; Senior Vice
                                    President, Marine Midland Bank; Vice
                                    President, Citibank; Assistant Professor of
                                    Banking and Finance, Frank G. Zarb School of
                                    Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D.#  Director or Trustee of the Federated                       $1,632.63
$128,455.37 for the
Birth Date: December 20, 1932       Fund Complex; President, Law Professor,
Trust and 43 other
President, Duquesne University      Duquesne University;
Consulting                                                  investment
Pittsburgh, PA                      Partner, Mollica & Murray; Director,
companies in the
TRUSTEE                             Michael Baker Corp.
(engineering,                                               Fund Complex
                     construction, operations and technical
                                   services).

                     Previous Positions: Dean and Professor
                     of Law, University of Pittsburgh School
                       of Law; Dean and Professor of Law,
                       Villanova University School of Law.

Marjorie P. Smuts                   Director or Trustee of the Federated                       $1,483.98
$116,760.63 for the
Birth Date: June 21, 1935           Fund Complex; Public
Trust and 43 other
4905 Bayard Street                  Relations/Marketing/Conference
Planning.                                         investment
Pittsburgh, PA
companies in the
TRUSTEE                             Previous Positions:
National                                                    Fund Complex
                                    Spokesperson, Aluminum Company of
                                    America; television producer; business
                                    owner.

John S. Walsh                       Director or Trustee of some of the                         $1,483.98
$94,536.85 for the
Birth Date: November 28, 1957       Federated Fund Complex; President and
Trust and 39 other
2007 Sherwood Drive                 Director, Heat Wagon, Inc.
investment
Valparaiso, IN                      (manufacturer of construction temporary
companies in the
TRUSTEE                             heaters); President and Director,
Fund Complex
                                    Manufacturers Products, Inc.
                                    (distributor of portable construction
                                    heaters); President, Portable Heater
                                    Parts, a division of Manufacturers
                                    Products, Inc.; Director, Walsh &
                                    Kelly, Inc. (heavy highway contractor);
                                    formerly: Vice President, Walsh &
                                    Kelly, Inc.

Glen R. Johnson                     Staff member, Federated Securities Corp.                   $       0
$0 for the Trust
Birth Date: May 2,
1929                                                                                             and 21 other
Federated Investors
Tower                                                                                            investment
1001 Liberty Avenue
companies in the
Pittsburgh,
PA                                                                                                      Fund
Complex
PRESIDENT

Edward C. Gonzales                  President, Executive Vice President and                           $0
$0 for the Trust
Birth Date: October 22, 1930        Treasurer of some of the Funds in
the                                           and 42 other
Federated Investors Tower           Federated Fund Complex; Vice
Chairman,                                           investment
1001 Liberty Avenue                 Federated Investors, Inc.; Trustee,
companies in the
Pittsburgh, PA                      Federated Administrative
Services;                                              Fund Complex
EXECUTIVE VICE PRESIDENT            formerly, Trustee or Director of some
                                    of the Funds in the Federated Fund Complex;
                                    Vice President, Federated Financial
                                    Services, Inc., CEO and Chairman, Federated
                                    Administrative Services; Director, Vice
                                    President and Treasurer, Federated Investors
                                    Management Company; Federated Investment
                                    Management Company, Federated Investment
                                    Counseling, Federated Global Investment
                                    Management Corp. and Passport Research,
                                    Ltd.; Director and Executive Vice President,
                                    Federated Securities Corp.; Director,
                                    Federated Services Company; Trustee,
                                    Federated Shareholder Services Company.

John W. McGonigle                   Executive Vice President and Secretary                            $0
$0 for the Trust
Birth Date: October 26, 1938        of the Federated Fund
Complex;                                                  and 43 other
Federated Investors Tower           Executive Vice President,
Secretary,                                             investment
1001 Liberty Avenue                 and Director, Federated Investors,
companies in the
Pittsburgh, PA                      Inc.; Trustee, Federated
Investment                                             Fund Complex
EXECUTIVE VICE PRESIDENT AND        Management Company and Federated
 SECRETARY                          Investment Counseling; Director,
                                    Federated Global Investment Management
                                    Corp., Federated Services Company and
                                    Federated Securities Corp.

Richard J. Thomas                   Treasurer of the Federated Fund                                   $0
$0 for the Trust
Birth Date: June 17, 1954           Complex; Vice President -
Funds                                                 and 43 other
Federated Investors Tower           Financial Services Division,
Federated                                           investment
1001 Liberty Avenue                 Investors, Inc.; formerly: various
companies in the
Pittsburgh, PA                      management positions within
Funds                                               Fund Complex
TREASURER                           Financial Services Division of
                                    Federated Investors, Inc.

Richard B. Fisher                   President or Vice President of some of                            $0
$0 for the Trust
Birth Date: May 17, 1923            the Funds in the Federated
Fund                                                 and 41 other
Federated Investors Tower           Complex; Director or Trustee of some
of                                          investment
1001 Liberty Avenue                 the Funds in the Federated Fund
companies in the
Pittsburgh, PA                      Complex; Executive Vice
President,                                              Fund Complex
VICE PRESIDENT                      Federated Investors, Inc.; Chairman and
                                    Director, Federated Securities Corp.

J. Thomas Madden                    Chief Investment Officer of these Funds                           $0
$0 for the Trust
Birth Date: October 22, 1945        and various other Funds in
the                                                  and 12 other
Federated Investors Tower           Federated Fund Complex; Executive
Vice                                           investment
1001 Liberty Avenue                 President, Federated Investment
companies in the
Pittsburgh, PA                      Counseling, Federated Global
Investment                                         Fund Complex
CHIEF INVESTMENT OFFICER            Management Corp., Federated Investment
                                    Management Company and Passport Research,
                                    Ltd.; Vice President, Federated Investors,
                                    Inc.; formerly: Executive Vice President and
                                    Senior Vice President, Federated Investment
                                    Counseling Institutional Portfolio
                                    Management Services Division; Senior Vice
                                    President, Federated Investment Management
                                    Company and Passport Research, Ltd.

John W. Harris                      John W. Harris has been the Fund's
$0             $0 for the
Birth Date: June 6, 1954            Portfolio Manager since December
1998.                                           Trust and
 Federated Investors Tower          He is Vice President of the Trust.  Mr.
0 other investment
1001 Liberty Avenue                 Harris initially joined Federated
in                                             companies
Pittsburgh, PA                      1987 as an Investment Analyst.  He
in the Fund Complex
VICE PRESIDENT                      served as an Investment Analyst and an
                                    Assistant Vice President from 1990
                                    through 1992 and as a Senior Investment
                                    Analyst and Vice President through May
                                    1993.  After leaving the money
                                    management field to travel extensively,
                                    he rejoined Federated in 1997 as a
                                    Senior Investment Analyst and became a
                                    Portfolio Manager and Assistant Vice
                                    President of the Fund's Adviser in
                                    December 1998.  In January 2000, Mr.
                                    Harris became Vice President of the
                                    Funds' Adviser.  Mr. Harris is a
                                    Chartered  Financial Analyst.  He
                                    received his M.B.A. from the University
                                    of Pittsburgh.

* An asterisk denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940.

# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

+ Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Trust.

++ Mr. Nicholas P. Constantakis and Mr. J. Christopher Donahue became members of the Board of Trustees on January 1, 2000. Mr. Constantakis did not earn any fees as of the fiscal year end of the Trust.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Funds.

The Adviser is a wholly-owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Funds and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Funds' Board.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When the Funds and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

     Maximum Administrative Fee                              Average Aggregate Daily Net Assets of the Federated
Funds
0.150 of 1%                                                                  on the first $250 million
0.125 of 1%                                                                   on the next $250 million
0.100 of 1%                                                                   on the next $250 million
0.075 of 1%                                                             on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Funds for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Funds. Foreign instruments purchased by the Funds are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Funds pay the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Funds, Deloitte & Touche LLP, plans and performs its audit so that it may provide an opinion as to whether the Funds' financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUNDS FOR SERVICES


Fund                        Advisory Fee Paid            Brokerage Commissions Paid     Administrative Fee Paid
                           Advisory Fee Waived
                          Sub-Advisory Fee Paid
                                                      ------------------------------------------------------------
                        For the fiscal year ended        For the fiscal year ended     For the fiscal year ended
                               November 30,                     November 30,                  November 30,
                  ------------------------------------------------------------------------------------------------

                       1999        1998        1997       1999      1998      1997      1999      1998      1997
Income Portfolio    $  994,855  $  880,363  $  696,806  $ 13,258  $ 29,143  $ 18,013  $155,000  $155,001  $154,890
                    $  448,968  $  494,803  $  461,157
                    $    1,473  $   58,453  $    8,724

Conservative        $1,767,694  $1,704,532  $1,535,953  $120,815  $154,743  $235,841  $177,712  $171,362  $155,085
 Growth Portfolio   $        0  $        0  $  101,972
                    $    4,697  $  313,796  $   99,378

Moderate Growth     $1,994,215  $1,876,254  $1,653,493  $447,756  $461,050  $423,125  $200,485  $188,627  $166,775
 Portfolio          $        0  $        0  $  129,366
                    $   24,373  $  340,468  $  243,773

Growth Portfolio    $1,178,534  $1,048,670  $  762,135  $352,922  $341,583  $279,734  $155,000  $155,001  $154,893
                    $   27,768  $  176,779  $  326,658
                    $   13,271  $  149,290  $   87,324


                                  Select Shares                  Institutional Shares                   Select
Shares

--------------------------------------------------------------------------------------------------------
Figures for the fiscal    12b-1 Fee Paid  12b-Fee Waived    Shareholder       Shareholder       Shareholder
Shareholder
 year ended November                                       Servicing Fee     Servicing Fee     Servicing Fee
Servicing Fee
 30, 1999                                                       Paid             Waived
Paid             Waived
--------------------------------------------------------------------------------------------------------------------------------
Income Portfolio                $354,680        $118,227          $212,891          $170,313
$118,227                $0

Conservative Growth             $494,542        $164,848          $424,384          $339,507
$164,848                $0
 Portfolio

Moderate Growth                 $686,157        $228,719          $436,019          $348,815
$228,719                $0
 Portfolio

Growth Portfolio                $501,841        $167,280          $225,564          $180,452
$167,280                $0

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How do the Funds Measure Performance?

The Funds may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Funds' or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Average Annual Total Returns and Yield



Fund                                           Average Annual Total
Returns                                          Yields
                                          for the periods ended November 30, 1999                          for
the 30-day period

----------------------------------------------------------------------------------               ended
                              Institutional Shares                          Select Shares
November 30, 1999
                    One-Year   Five-Year       Start of    One-Year   Five-Year    Start of
Institutional          Select
                                              Performance                        Performance
Shares             Shares
                                               (5/25/94)                          (5/25/94)
Income Portfolio        1.22%       8.29%        7.59%      0.52%       7.50%        6.82%
5.44%            4.73%
Conservative Growth     5.11%      10.84%        9.77%      4.29%      10.09%        9.02%
3.83%            3.13%
 Portfolio
Moderate Growth        11.00%      13.79%       12.29%     10.26%      12.99%       11.52%
2.59%            1.90%
 Portfolio
Growth Portfolio       14.83%      15.28%       13.56%     14.05%      14.52%       12.82%
1.43%            0.74%

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

 . references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

 . charts, graphs and illustrations using a Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

 . discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

 . information about the mutual fund industry from sources such as the Investment Company Institute.

A Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

 . Lipper Analytical Services, Inc., ranks funds in various fund categories by making competitive calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, a Portfolio will quote its Lipper ranking in advertising and sales literature.

 . Standard & Poor's Ratings Group Utility Index is an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date and for a twelve-month period.

 . Standard & Poor's Ratings Group Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

 . Standard & Poor's Ratings Group Small Stock Index, is a broadly diversified index consisting of approximately 600 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.

 . Europe, Australia, and Far East (EAFE) is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.

 . Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

 . Russell 2000 Index is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.

 . Lehman Brothers Treasury Intermediate Bond Index (U.S. Dollars) is an index composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities between one and 9.9 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

 . Lehman Brothers Treasury Long-Term Bond Index (U.S. Dollars) is an index composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

 . J.P. Morgan Global Non-U.S. Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

 . Lehman Brothers Corporate Intermediate Bond Index (U.S. Dollars) is a subset of the Lehman Brothers Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $150 million principal outstanding and maturity less than 10 years.

 . Lehman Brothers Corporate B Index is an index composed of all bonds covered by Lehman Brothers High Yield Index rated "B" by Moody's Investors Service. Bonds have a minimum amount outstanding of $100 million and at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

 . Lehman Brothers Mortgage-Backed Securities Index includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association , Federal Home Loan Mortgage Corporation , and Federal National Mortgage Corporation . Graduated payment mortgages and balloons are included in the index.

 . Lehman Brothers Government/Corporate (Total) Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.

 . Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

 . Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moodys Investors Service, including defaulted issues. If no Moodys rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

 . Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ- listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Who is Federated Investors, Inc.?

Federated Investors, Inc. is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

Municipal Funds

In the municipal sector, as of December 31, 1999, Federated managed 12 bond funds with approximately $2.0 billion in assets and 24 money market funds with approximately $13.1 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

Equity Funds

In the equity sector, Federated has more than 29 years' experience. As of December 31, 1999, Federated managed 53 equity funds totaling approximately $18.3 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds

In the corporate bond sector, as of December 31, 1999, Federated managed 13 money market funds and 29 bond funds with assets approximating $35.7 billion and $7.7 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 27 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $209 billion.

Government Funds

In the government sector, as of December 31, 1999, Federated managed 9 mortgage-backed, 11 government/agency and 16 government money market mutual funds, with assets approximating $4.7 billion, $1.6 billion and $34.1 billion, respectively. Federated trades approximately $450 million in U.S. government and mortgage-backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.8 billion in government funds within these maturity ranges.

Money Market Funds

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1999, Federated managed more than $83.0billion in assets across 54 money market funds, including 16 government, 13 prime and 24 municipal and 1 euro-denominated with assets approximating $34.1 billion, $35.7 billion, $13.1 billion and 115 million, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield - J. Thomas Madden; U.S. fixed income -William D. Dawson, III; and global equities and fixed income - Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

Mutual Fund Market

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.

Federated Clients Overview

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients

Federated meets the needs of approximately 1,160 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

Bank Marketing

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Financial Information

The Financial Statements for the Funds for the fiscal year ended November 30, 1999 are incorporated herein by reference to the Annual Reports to Shareholders of the Funds dated November 30, 1999.

Investment Ratings

Standard and Poor's Long-Term Debt Rating Definitions

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term, vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Moody's Investors Service, Inc. Long-Term Bond Rating Definitions

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch IBCA, Inc. Long-Term Debt Rating Definitions

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

Moody's Investors Service, Inc. Commercial Paper Ratings

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 .  Leading market positions in well established industries.
 .  High rates of return on funds employed.
 .  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
 .  Broad margins in earning coverage of fixed financial charges and high internal cash generation.
 . Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-1 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard and Poor's Commercial Paper Ratings

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Inc. Commercial Paper Rating Definitions

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

FEDERATED MANAGED INCOME PORTFOLIO

FEDERATED MANAGED CONSERVATIVE GROWTH PORTFOLIO

FEDERATED MANAGED MODERATE GROWTH PORTFOLIO

FEDERATED MANAGED GROWTH PORTFOLIO

Institutional Shares
Select Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Auditors

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022